UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    --------

                                   FORM N-CSR
                                    --------

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                   INVESTMENT COMPANY ACT FILE NUMBER 811-8747

                    CHARTWELL DIVIDEND AND INCOME FUND, INC.
               (Exact name of registrant as specified in charter)
                                    --------


                         1235 Westlakes Drive, Suite 400
                                Berwyn, PA 19312
               (Address of principal executive offices) (Zip code)

                         PNC Bank, National Association
                              400 Bellevue Parkway
                              Wilmington, DE 19809
                           Attn: Closed-End Department
                     (Name and address of agent for service)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: 1-610-296-1400

                   DATE OF FISCAL YEAR END: NOVEMBER 30, 2005

                   DATE OF REPORTING PERIOD: NOVEMBER 30, 2005

ITEM 1.    REPORTS TO STOCKHOLDERS.


                                [GRAPHIC OMITTED]

                                                  CHARTWELL
                                                  DIVIDEND AND
                                                  INCOME FUND, INC.

                                                  ANNUAL REPORT TO SHAREHOLDERS
                                                  DATED NOVEMBER 30, 2005

                                   [LOGO OMITTED] CHARTWELL INVESTMENT
                                                  PARTNERS

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CHARTWELL DIVIDEND AND INCOME FUND, INC.                       NOVEMBER 30, 2005
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INVESTMENT OBJECTIVES & STRATEGY

The Chartwell Dividend and Income Fund's (the "Fund") primary investment objective is to seek high current income. Capital appreciation is a secondary objective. The Fund will seek to achieve its objectives by investing, under normal circumstances, at least 50% of its total assets in income generating equity securities, including dividend paying common stocks, convertible securities, preferred stocks and other equity-related securities. In addition, the Fund may invest the balance of its total assets in non-convertible debt securities, consisting primarily of corporate bonds. The Fund attempts to minimize individual security risk by diversifying across many industries and asset classes. The Fund is a closed-end management investment company which trades on the New York Stock Exchange under the symbol CWF.

COMMON STOCK

The Fund invests in the common stocks of utility companies, Real Estate Investment Trusts (REITs) and other industrial and financial companies as well as other equity securities. Both utilities and REITs tend to offer a premium dividend yield with steady growth that can lead to capital appreciation. Industrial and financial stocks are primarily purchased for capital appreciation based on the fundamental value of the underlying company.

HIGH-YIELD CORPORATE BONDS

High-yield bonds are non-investment grade corporate debt obligations rated "Ba1" or lower by Moody's Investors Service, Inc. or "BB+" or lower by Standard and Poor's Ratings Group; they typically have a higher risk level than investment-grade bonds. These securities have historically compensated investors with higher levels of income for that risk. Prices usually are less sensitive to interest rate fluctuations than higher rated bonds because of the high income levels. However, the prices of these bonds are more sensitive to changes in the economy.

CONVERTIBLE SECURITIES

The Fund can invest in both convertible preferred stock and convertible bonds. Both pay fixed rates of income, but because they can be converted into common stock, they are indirectly tied to the common stock's performance. As a result, convertible securities generally offer higher income than common stocks and an opportunity for price appreciation when the value of the underlying security rises. The Fund buys convertibles when the underlying common stock offers strong growth potential as well.


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                                    CHARTWELL
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CHARTWELL DIVIDEND AND INCOME FUND, INC.                       NOVEMBER 30, 2005
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DEAR SHAREHOLDERS,

Despite hurricanes, volatile interest rates, and continued tightening by the Federal Reserve Bank, the United States equity and fixed income markets produced solidly positive returns during the Fund's fiscal year ended November 30, 2005. The equity markets, as measured by the S&P 500 Index returned over 8%, with utilities and energy continuing their strong performance from 2004. Continued strength in the US economy kept credit trends strong in the high yield debt markets. High yield corporate bonds returned 3.4% (Merrill Lynch Cash Pay Index) during the year. The yield curve flattened even more in 2005, as 90 day US Treasury yields increased over 170 basis points to 3.94%, while the ten year US Treasury was up less than 14 basis points to 4.48%.

                  HIGH YIELD PREMIUM OVER TREASURIES ("SPREAD")
     (Source: Merrill Lynch, Bloomberg: November 30, 1995-November 30, 2005)

[Line Graph Omitted]
Plot points follow:

Date     HY Index Spread (basis points)
Nov-95   387
Dec-95   396
Jan-96   366
Feb-96   321
Mar-96   325
Apr-96   300
May-96   282
Jun-96   306
Jul-96   298
Aug-96   275
Sep-96   270
Oct-96   297
Nov-96   305
Dec-96   266
Jan-97   260
Feb-97   243
Mar-97   258
Apr-97   271
May-97   243
Jun-97   241
Jul-97   242
Aug-97   230
Sep-97   234
Oct-97   272
Nov-97   266
Dec-97   269
Jan-98   271
Feb-98   261
Mar-98   260
Apr-98   271
May-98   293
Jun-98   350
Jul-98   351
Aug-98   502
Sep-98   573
Oct-98   613
Nov-98   530
Dec-98   555
Jan-99   550
Feb-99   507
Mar-99   510
Apr-99   464
May-99   467
Jun-99   465
Jul-99   444
Aug-99   465
Sep-99   489
Oct-99   499
Nov-99   470
Dec-99   453
Jan-00   461
Feb-00   496
Mar-00   584
Apr-00   596
May-00   618
Jun-00   615
Jul-00   617
Aug-00   641
Sep-00   664
Oct-00   757
Nov-00   874
Dec-00   881
Jan-01   739
Feb-01   729
Mar-01   760
Apr-01   739
May-01   703
Jun-01   739
Jul-01   745
Aug-01   731
Sep-01   914
Oct-01   865
Nov-01   752
Dec-01   734
Jan-02   697
Feb-02   722
Mar-02   621
Apr-02   601
May-02   643
Jun-02   781
Jul-02   874
Aug-02   882
Sep-02   966
Oct-02   974
Nov-02   800
Dec-02   802
Jan-03   747
Feb-03   757
Mar-03   696
Apr-03   576
May-03   614
Jun-03   554
Jul-03   488
Aug-03   477
Sep-03   483
Oct-03   415
Nov-03   401
Dec-03   368
Jan-04   360
Feb-04   381
Mar-04   392
Apr-04   351
May-04   383
Jun-04   371
Jul-04   369
Aug-04   381
Sep-04   372
Oct-04   355
Nov-04   310
Dec-04   314
Jan-05   341
Feb-05   305
Mar-05   360
Apr-05   423
May-05   423
Jun-05   404
Jul-05   354
Aug-05   390
Sep-05   378
Oct-05   381
Nov-05   394

The US economy appears to be transitioning from the consumer-led economic recovery in 2003 and 2004, to a more business and capital expenditure-led growth in 2005 and beyond. Residential real estate price appreciation has slowed in the face of higher mortgage costs and rising inventories of unsold homes, while demand for commercial properties has grown. Last year, we mentioned geopolitical risk and the threat of terrorism as two risks for the markets. The hurricanes in the Gulf Coast this past season demonstrated the power of nature to destroy homes, businesses, and cause human suffering. The US economy is resilient, however, and significant economic reconstruction and redevelopment will be occurring throughout the impacted areas for the next decade. Our outlook for the economy remains positive, despite the challenges facing it. For the next year, we will be watching the new Chairman of the Federal Reserve and the path of interest rates. As short rates have risen, long rates have remained relatively low by historical measures. This should remain as long as expectations


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                                    CHARTWELL
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CHARTWELL DIVIDEND AND INCOME FUND, INC.                       NOVEMBER 30, 2005
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about future inflation and the strength of the US economy remain constant.
High-dividend yielding securities continue to provide current income with opportunities for moderate growth while the return for high yielding bonds could remain stable.

At the end of the second quarter, Matthew Taylor joined Bernard Shaffer in overseeing the equity portion of the Fund. Mr. Taylor is a Portfolio Manager with Chartwell Investment Partners and was previously with Morgan Stanley Investment Management and Prudential Investments. He has over eight years of industry experience.

Thank you for your continued support of the portfolio management and of the Chartwell Dividend and Income Fund.

Sincerely,


/s/ Winthrop S. Jessup

Winthrop S. Jessup
CHAIRMAN
CHARTWELL DIVIDEND AND INCOME FUND


/s/ Bernard P. Schaffer                       /s/ Andrew S. Toburen

Bernard P. Schaffer                           Andrew S. Toburen
PORTFOLIO MANAGER                             PORTFOLIO MANAGER

                            PORTFOLIO MANAGEMENT TEAM

Bernard P. Schaffer                           Andrew S. Toburen
PORTFOLIO MANAGER                             PORTFOLIO MANAGER
EQUITY                                        FIXED INCOME

Matthew H. Taylor                             Christine F. Williams
PORTFOLIO MANAGER                             PORTFOLIO MANAGER
EQUITY                                        FIXED INCOME

                                              Paul Matlack
                                              PORTFOLIO MANAGER
                                              FIXED INCOME


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                                    CHARTWELL
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CHARTWELL DIVIDEND AND INCOME FUND, INC.                       NOVEMBER 30, 2005
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HOW DID THE FUND PERFORM DURING THE FISCAL YEAR ENDING NOVEMBER 30, 2005?

For the fiscal year ended November 30, 2005, the Fund returned 18.14% including dividends reinvested. The total return of the net assets of the Fund including the reinvestment of dividends was 8.19%. The markets generally appreciated in the back half of the year, bringing the return for the S&P 500 Index to 8.45% and high yield corporate bonds (Merrill Lynch Cash Pay Index) to 3.41% for the full 12 month period. The equity markets closed the year near the highs for the year, while the high yield markets were off only slightly from their August highs.

The Fund ended November 2005 at a price of $10.70, up from $10.03 at the end of the last fiscal year. The Fund hit a three year high of $11.10 in September. The Fund's underlying net asset value (NAV) ended the year at $8.65, a decline of $0.31 during the fiscal year. This decline in NAV was due to the fund's managed distribution policy (see page 32), which paid out in cash dividends more than it earned from dividends, interest, and capital gains.

                                  TOTAL RETURN
                       FISCAL YEAR ENDED NOVEMBER 30, 2005

[Bar Chart Omitted]
Plot points follow:

                                                          Merill Lynch
                                                           High Yield
                   CWF Stock           S&P 500           Cash Pay Index
                    18.1%                8.5%                  3.4%

High yield bonds returned 3.4% (Merrill Lynch High Yield Cash Pay Index) during the fiscal year ended November 30, 2005, modest in absolute terms but ahead of both Treasuries and higher quality corporate bonds. The investment backdrop was challenging, with geopolitical turbulence, natural disasters, record-high oil prices, rising short-term interest rates, and uneven economic data contributing to a heightened sense of investor uncertainty. Beginning with a historically narrow spread to Treasuries of 3.1%, the market had little in the way of cushion to weather difficult conditions. Technical factors worsened matters, as investors pulled nearly $9 billion from the market in the face of $82 billion of net new supply. Not surprisingly, the market reacted by falling in price by nearly 4.5%, causing the yield spread over Treasuries to widen out by year-end to almost 4 %. Fortunately, with an average coupon of just under 8%, high yield investors experienced positive total returns for the year that exceeded all other domestic bond categories.


                                        5
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                                    CHARTWELL

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CHARTWELL DIVIDEND AND INCOME FUND, INC.                       NOVEMBER 30, 2005
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WHAT FACTORS CONTRIBUTED TO THE FUND'S PERFORMANCE?

[Bar Chart Omitted]
Plot points follow:

                                  TOTAL RETURN
                       FISCAL YEAR ENDED NOVEMBER 30, 2005

                                                                 Merrill Lynch
                                                  Morgan            High Yield
        CWF        CWF High        S&P 500     Stanley REIT          Cash Pay
      Equities      Yield           Index         Index               Index
        10.9%         3.8%           8.5%         17.7%                3.4%

The equity portion of the Fund returned 10.9% due to strong performance in a number of stocks, particularly in the Energy and Consumer Staples sectors. ALTRIA GROUP, INC., KERR-MCGEE CORPORATION, HALLIBURTON, SCHLUMBERGER LIMITED, MARATHON, OCCIDENTAL, AND LOEWS CORPORATION -- CAROLINA GROUP all had returns in excess of 30% during the period. The fixed income portion of the Fund was held back by cyclicals, despite strong economic performance and very low default rates.

                         S&P 500 TOTAL RETURN BY SECTOR
                      (FISCAL YEAR ENDED NOVEMBER 30, 2005)

            Energy  28%
         Utilities  19%
Telecommunications
          Services  1%
             REITS  5%
       Industrials  5%
   Basic Materials  3%
          Consumer
     Discretionary  -1%
        Financials  11%
          Consumer
           Staples  8%
        Technology  7%
       Health Care  9%


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                                    CHARTWELL
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CHARTWELL DIVIDEND AND INCOME FUND, INC.                       NOVEMBER 30, 2005
--------------------------------------------------------------------------------

DID ANY COMMON STOCKS OR FIXED INCOME HOLDINGS WITHIN THE FUND UNDERPERFORM RELATIVE TO YOUR EXPECTATIONS?

Insurance stocks were very weak after the initial days of Hurricane Katrina. While diversified insurers, like The HARTFORD FINANCIAL SERVICES GROUP, INC., had relatively low exposures in the effected areas, MONTPELIER RE, one of the Fund's holdings, had significant exposure to large properties in and around the Gulf Coast. The company suffered significant losses and the stock declined.

On the fixed income side the Fund lost money on AUTOCAM CORP., DANKA BUSINESS SYSTEMS, and VERTIS, INC., all cyclically sensitive issuers. As a general matter, despite the strength of the economy this year, cyclical industries under-performed, while financials, energy, and consumer staples outperformed.

                         HIGH YIELD INDUSTRY PERFORMANCE
           Fiscal Year Ended November 30, 2005 (Source: Merrill Lynch)

           Telecom   9.7
          Services   7.1
            Energy   5.8
          Food/Bev   5.5
             Steel   5.2
        Healthcare   4.7
         Chemicals   4.5
            Gaming   4.2
           B INDEX   4.0
          BB INDEX   3.5
          HY INDEX   3.4
        Publishing   3.2
          Cable TV   2.0
        Homecoming   1.9
         Utilities   1.7
         CCC INDEX   1.7
Building Materials   1.4
          Consumer   0.4
             Paper  -3.1
        Automotive  -8.9

WHAT CHANGES WERE MADE TO THE PORTFOLIO DURING THE PERIOD?

During the period, we added a number of high yielding newly issued convertible securities, including those issued by XL CAPITAL LIMITED and METLIFE, INC. As high yield spreads have continued to tighten versus short-term borrowing costs, we have allocated capital away from high yield bonds and into other equity securities.

The Fund also increased investments in Preferred Term Securities. These securities exhibit features of both equity and fixed income securities. The securities represent pools of bank and insurance company preferred securities. These securities have generated a good combination of high current yield, with risk controls through diversification and focus on higher rated issuers.


                                        7
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                                    CHARTWELL

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CHARTWELL DIVIDEND AND INCOME FUND, INC.                       NOVEMBER 30, 2005
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Structurally, we began at mid-year to rebalance the bond portfolio into the higher quality tiers of the market. Specifically, we increased our weightings in BB issues, while reducing our exposure to B and CCC-rated names. As part of this process we established core positions in ARCH WESTERN FINANCE LLC, the second largest coal producer in the U.S.; HCA, INC., a major acute care hospital chain; and GEORGIA PACIFIC CORPORATION, a leading forest products company.

HOW DID THE FUND TRADE RELATIVE TO ITS NAV DURING THE 12-MONTH PERIOD?

As of November 30, 2005, the Fund had a closing price of $10.70 per share, a premium of 23.7% to the underlying Net Asset Value (NAV) of $8.65. At the end of the last fiscal year, the Fund closed at $10.03 per share, a premium of 11.9% to the NAV of $8.96. Through the period, the Fund traded between a premium of 6.8% and 28%. There was some significant volatility in this premium during March and October, particularly as fears of inflation and higher interested rates negatively impacted a number of closed end funds that utilize leverage, like the Chartwell Dividend & Income Fund, Inc.

    Interest Rate          Interest Rate
     CWF Current             Cost of
     High Yield              Leverage
   Q4 '00  12.90%          Q4 '00  6.65%
           12.30%                  6.05%
   Q2 '01  12.20%          Q2 '01  5.01%
           12.50%                  3.89%
   Q4 '01  11.80%          Q4 '01  3.61%
           11.20%                  2.00%
   Q2 '02  11.80%          Q2 '02  2.02%
           12.20%                  2.08%
   Q4 '02  12.20%          Q4 '02  2.12%
           10.00%                  1.76%
   Q2 '03  10.80%          Q2 '03  1.42%
           10.10%                  1.37%
   Q4 '03   9.10%          Q4 '03  1.16%
            8.90%                  1.19%
   Q2 '04   8.90%          Q2 '04  1.25%
            8.60%                  1.22%
   Q4 '04   8.60%          Q4 '04  1.77%
            8.90%                  2.55%
   Q2 '05   8.60%          Q2 '05  2.98%
            8.30%                  3.17%
   Q4 '05   8.30%          Q4 '05  3.89%

This fiscal year, the Fund traded with the highest average premium to NAV (17.8%) in the Fund's history. While the price of the fund is set by demand on the marketplace, these high premiums relative to underlying assets can present a risk should equity and bond markets suffer difficult markets. The dividends the Fund pays to its owners are based in part on the returns of the assets. The 9.4% dividend yield indicated at the end of the fiscal year actually represents a yield of 11.6% on the NAV assets of $8.65.


                                        8
                                      -----
                                    CHARTWELL

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CHARTWELL DIVIDEND AND INCOME FUND, INC.                       NOVEMBER 30, 2005
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                     HISTORY OF FUND PRICE, NAV AND PREMIUM
            (Source: Bloomberg, Fiscal Year Ended November 30, 2005)

                       PRICE          NAV
11/30/04               10.03         8.96
12/2/04                10.01         9.00
12/8/04                10.10         9.00
12/15/04               10.16         9.12
12/22/04               10.19         9.11
12/29/04               10.09         9.13
1/5/05                 10.23         8.91
1/12/05                10.50         8.97
1/19/05                10.44         8.94
1/26/05                10.32         8.87
2/2/05                 10.22         9.01
2/9/05                 10.24         9.05
2/16/05                10.31         9.09
2/23/05                10.23         8.99
3/2/05                 10.27         9.09
3/9/05                 10.28         9.06
3/16/05                10.22         8.88
3/23/05                 9.43         8.66
3/30/05                 9.39         8.72
4/6/05                  9.61         8.74
4/13/05                 9.82         8.67
4/20/05                 9.77         8.40
4/27/05                 9.65         8.51
5/4/05                  9.84         8.60
5/11/05                 9.96         8.59
5/18/05                10.12         8.47
5/25/05                10.11         8.56
6/1/05                 10.26         8.68
6/8/05                 10.35         8.73
6/15/05                10.55         8.77
6/22/05                10.40         8.77
6/29/05                10.60         8.75
7/6/05                 10.60         8.75
7/13/05                10.57         8.88
7/20/05                10.48         8.86
7/27/05                10.48         8.91
8/3/05                 10.70         8.97
8/10/05                10.82         8.82
8/17/05                10.83         8.73
8/24/05                10.73         8.76
8/31/05                10.68         8.79
9/7/05                 10.84         8.86
9/14/05                10.94         8.82
9/21/05                10.82         8.64
9/28/05                10.75         8.66
10/5/05                10.76         8.59
10/12/05               10.74         8.39
10/19/05                9.76         8.37
10/26/05               10.26         8.44
11/2/05                10.20         8.57
11/9/05                10.59         8.57
11/16/05               10.60         8.52
11/23/05               10.56         8.68
11/30/05               10.70         8.65


                 PREMIUM/DISCOUNT
11/30/04              11.94
12/2/04               11.22
12/8/04               12.22
12/15/04              11.40
12/22/04              11.86
12/29/04              10.52
1/5/05                14.82
1/12/05               17.06
1/19/05               16.78
1/26/05               16.35
2/2/05                13.43
2/9/05                13.15
2/16/05               13.42
2/23/05               13.79
3/2/05                12.98
3/9/05                13.47
3/16/05               15.09
3/23/05                8.89
3/30/05                7.68
4/6/05                 9.95
4/13/05               13.26
4/20/05               16.31
4/27/05               13.40
5/4/05                14.42
5/11/05               15.95
5/18/05               19.48
5/25/05               18.11
6/1/05                 18.2
6/8/05                18.56
6/15/05               20.30
6/22/05               18.59
6/29/05               21.14
7/6/05                21.14
7/13/05               19.03
7/20/05               18.28
7/27/05               17.62
8/3/05                19.29
8/10/05               22.68
8/17/05               24.06
8/24/05               22.49
8/31/05               21.50
9/7/05                22.35
9/14/05               24.04
9/21/05               25.23
9/28/05               24.13
10/5/05               25.26
10/12/05              28.01
10/19/05              16.61
10/26/05              21.56
11/2/05               19.02
11/9/05               23.57
11/16/05              24.41
11/23/05              21.66
11/30/05              23.70

HOW IS THE FUND POSITIONED AT THE CLOSE OF THE PERIOD?

                        CWF (AS A % OF) TOTAL INVESTMENTS
                             As of November 30, 2005

[Pie Chart Omitted]
Plot points follow:

                  Fixed Income             Cash             Equities
                       34%                 1.0%                65%

As of November 30, 2005, the percentage of the Fund's total investments held in equities and fixed income was 65% and 34%, respectively. The Fund continues to overweight high quality, higher dividend securities. The market continues to reward companies that provide a high total return, particularly as the equity


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                                    CHARTWELL

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CHARTWELL DIVIDEND AND INCOME FUND, INC.        NOVEMBER 30, 2005
--------------------------------------------------------------------------------

markets remain muted relative to earlier periods. Financials continue to represent the largest sector allocation, as a favorable valuation and high dividend yield and growth relative to other sectors provides many attractive investment opportunities.

[Pie Chart Omitted]
Plot points follow:

                             FUND EQUITY ALLOCATION
                            (as of November 30, 2005)

Cash                                             1.0%
Fixed Income                                      34%
Equity                                            65%

Basic Materials                                  2.2%
Consumer Discretionary                           1.9%
Consumer Staples                                 9.1%
Energy                                           6.9%
Financials                                      27.0%
Health Care                                      0.3%
Industrials                                      2.0%
REITS                                            8.4%
Telecommunications Services                      4.5%
Utilities                                        2.8%

[Pie Chart Omitted]
Plot points follow:

                          FUND FIXED INCOME ALLOCATION
                            (as of November 30, 2005)

Basic Industry                                   5.6%
Capital Goods                                    2.0%
Consumer Cyclical                                2.1%
Consumer Staples                                 3.5%
Energy                                           3.4%
Financials                                       2.2%
Health Care                                      1.3%
Industrials                                      3.8%
Real Estate                                      3.7%
Telecommunications                               4.7%
Transportation                                   0.6%
Utilities                                        1.6%

Cash                                             1.0%
Fixed Income                                      34%
Equity                                            65%


We remain constructive on the high yield market, particularly in the context of fixed income alternatives. The key measure of high yield credit quality-the trailing 12 month default rate- remains near an all time low at 2.2%, and given the strength of the economy there is no obvious catalyst to spark a surge in defaults. Nevertheless, the yield spread between high yield bonds and the benchmark 10-year treasury is inside the long term average, and thus further capital appreciation is unlikely. Our expectation is for returns to approximate the coupon next year, with the potential for lower returns in the event economic expansion and inflationary pressures move longer-term interest rates higher. Note, however, that under such circumstances high yield bonds should


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                                    CHARTWELL
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CHARTWELL DIVIDEND AND INCOME FUND, INC.                       NOVEMBER 30, 2005
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outperform higher rated corporate and government securities by virtue of their higher coupon and lower sensitivity to interest rates.

[Line Graph Omitted]
Plot points follow:

                HIGH YIELD DEFAULT RATES: TRAILING TWELVE MONTHS
                                (Source: Moody's)

DATE                     DEFAULT RATE
Nov-95                           3.17
Dec-95                           3.26
Jan-96                           3.26
Feb-96                           3.37
Mar-96                           3.43
Apr-96                           3.21
May-96                           2.85
Jun-96                           2.84
Jul-96                           2.63
Aug-96                           2.21
Sep-96                           2.17
Oct-96                           1.95
Nov-96                           1.64
Dec-96                           1.64
Jan-97                           1.71
Feb-97                           1.59
Mar-97                           1.58
Apr-97                           1.37
May-97                           1.60
Jun-97                           1.59
Jul-97                           1.84
Aug-97                           2.00
Sep-97                           2.06
Oct-97                           2.12
Nov-97                           2.27
Dec-97                           2.01
Jan-98                           2.07
Feb-98                           2.37
Mar-98                           2.35
Apr-98                           2.63
May-98                           2.69
Jun-98                           2.96
Jul-98                           2.80
Aug-98                           2.69
Sep-98                           2.62
Oct-98                           2.66
Nov-98                           2.80
Dec-98                           3.41
Jan-99                           3.49
Feb-99                           3.59
Mar-99                           3.82
Apr-99                           4.20
May-99                           4.80
Jun-99                           4.85
Jul-99                           5.32
Aug-99                           5.52
Sep-99                           5.84
Oct-99                           5.97
Nov-99                           5.85
Dec-99                           5.56
Jan-00                           5.53
Feb-00                           5.53
Mar-00                           5.67
Apr-00                           5.67
May-00                           5.40
Jun-00                           5.55
Jul-00                           4.96
Aug-00                           5.21
Sep-00                           5.31
Oct-00                           4.96
Nov-00                           5.44
Dec-00                           6.15
Jan-01                           6.69
Feb-01                           7.09
Mar-01                           7.84
Apr-01                           8.03
May-01                           8.09
Jun-01                           8.29
Jul-01                           8.90
Aug-01                           9.37
Sep-01                           9.71
Oct-01                          10.19
Nov-01                          10.22
Dec-01                          10.60
Jan-02                          10.89
Feb-02                          10.73
Mar-02                          10.60
Apr-02                          10.57
May-02                          10.70
Jun-02                          10.54
Jul-02                          10.33
Aug-02                          10.02
Sep-02                           9.78
Oct-02                           9.29
Nov-02                           8.94
Dec-02                           8.43
Jan-03                           7.69
Feb-03                           7.70
Mar-03                           6.99
Apr-03                           6.79
May-03                           6.62
Jun-03                           6.14
Jul-03                           5.87
Aug-03                           6.19
Sep-03                           6.03
Oct-03                           6.06
Nov-03                           5.50
Dec-03                           5.31
Jan-04                           5.12
Feb-04                           4.51
Mar-04                           4.37
Apr-04                           4.12
May-04                           3.65
Jun-04                           3.55
Jul-04                           3.08
Aug-04                           2.45
Sep-04                           2.45
Oct-04                           2.49
Nov-04                           2.54
Dec-04                           2.29
Jan-05                           2.20
Feb-05                           2.45
Mar-05                           2.12
Apr-05                           1.98
May-05                           1.96
Jun-05                           1.83
Jul-05                           1.83
Aug-05                           2.03
Sep-05                           2.03
Oct-05                           1.90
Nov-05                           1.84

Historically, when the high yield spread is well inside the long term average, as it is today, investors are not well compensated for assuming the risk of lower rated companies or those with volatile earnings streams. Accordingly, the bond side of the Fund is overweight BB and B rated issues relative to the index, and significantly underweight CCC issues. In addition, we are overweight defensive sectors such as gaming, cable TV, and diversified manufactures, and underweight deep cyclicals. As always, your credit team will employ bottom-up fundamental analysis to select and monitor the bond investments in your Fund.


                                       11
                                     ------
                                    CHARTWELL

--------------------------------------------------------------------------------
CHARTWELL DIVIDEND AND INCOME FUND, INC.                       NOVEMBER 30, 2005
--------------------------------------------------------------------------------

WHAT ARE THE TOP 10 EQUITY HOLDINGS BY PERCENTAGE OF INVESTMENTS AND THE 10 HIGHEST-YIELDING STOCKS IN THE FUND?

               TOP 10 EQUITIES BY PERCENTAGE OF TOTAL INVESTMENTS


                                                          % OF TOTAL
TICKER             SECURITY                               INVESTMENTS    YIELD%
--------------------------------------------------------------------------------
BAC     Bank of America Corporation                          5.63          4.4
MO      Altria Group, Inc.                                   4.91          4.4
CG      Loews Corporation - Carolina Group                   2.82          4.5
AC      Alliance Capital Management Holdings LP              2.77          5.4
COP     ConocoPhillips                                       2.30          2.0
WM      Washington Mutual, Inc.                              2.25          4.8
DRY     Coinmach Corporation                                 1.87         10.0
HIG     Hartford Financial Services Group, Inc.              1.74          1.4
USB     U.S. Bancorp                                         1.54          4.0
CSE     CapitalSource, Inc.                                  1.52          8.2

                        TOP 10 HIGHEST-YIELDING EQUITIES

                                                          % OF TOTAL
TICKER             SECURITY                               INVESTMENTS    YIELD%
--------------------------------------------------------------------------------
RAMS    Aries Maritime Transport Limited                     0.34         15.7
FRP     Fairpoint Communications, Inc.                       0.45         13.3
HMB     HomeBanc Corporation                                 0.90         12.7
CNSL    Consolidated Communications Holding CL A             0.26         12.6
BGF     B&G Foods, Inc.                                      0.25         11.7
DRY     Coinmach Corporation                                 1.87         10.0
ATB     Arlington Tankers Limited                            0.47          8.9
DFR     Deerfield Triarc Capital Corporation                 0.36          8.4
CSE     CapitalSource, Inc.                                  1.52          8.2
ACAS    American Capital Strategies Limited                  0.29          8.2

================================================================================

                      DEFINITION OF THE COMPARATIVE INDICES

S&P 500 INDEX is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

MERRILL LYNCH HIGH YIELD CASH PAY INDEX is an unmanaged index of corporate bonds that pay cash coupons, meet a minimum size threshold, and have a Merrill Lynch composite rating lower than BBB3.

MORGAN STANLEY REIT INDEX is an unmanaged total-return index comprised of the most actively traded real estate investment trusts and is designed to be a measure of real estate equity performance.

================================================================================


                                       12
                                     ------
                                    CHARTWELL

--------------------------------------------------------------------------------
CHARTWELL DIVIDEND AND INCOME FUND, INC.                       NOVEMBER 30, 2005
--------------------------------------------------------------------------------

UTILIZATION OF LEVERAGE

The Chartwell Dividend and Income Fund, Inc. has utilized leverage through the issuance of commercial paper. As of November 30, 2005, the Fund had $55 million in leverage outstanding (out of $60 million available) in the form of commercial paper rated A1/P1 by Moody's Investors Service, Inc./Standard & Poor's Ratings Group. These ratings should enhance the marketability and reduce the interest costs associated with the issuance of the commercial paper. However, it must be noted that the utilization of leverage involves the risk of lower portfolio returns if the cost of leverage is higher than the resulting yields on assets or if the Fund experiences capital losses in excess of the yield spread, if any. Therefore, the addition of leverage also increases the potential volatility of the Fund. The Fund has the ability to leverage to a maximum of 33% of the Fund's gross assets.

The Fund utilizes leveraging to seek to enhance the yield and NAV of its common stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues commercial paper, which is issued at a discount equivalent to short-term interest rates, and invests the proceeds in long-term securities. The interest earned on these investments is paid to common stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share NAV of the Fund's common stock. However, in order to benefit common stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit common stock shareholders. IF EITHER OF THESE CONDITIONS CHANGE, THEN THE RISKS OF LEVERAGING WILL BEGIN TO OUTWEIGH THE BENEFITS.

To illustrate these concepts, assume a fund's common stock capitalization of $100 million and the issuance of commercial paper for an additional $50 million, creating a total value of $150 million available for investment in long-term securities. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The Fund pays a discount on the $50 million of commercial paper based on the lower short-term interest rates. At the same time, the Fund's total portfolio of $150 million earns the income based on long-term interest rates.

In this case, the discount paid to commercial paper holders is significantly lower than the income earned on the Fund's long-term investments, and therefore the common stock shareholders are the beneficiaries of the incremental yield. However, IF SHORT-TERM INTEREST RATES RISE, narrowing the differential between short-term and long-term interest rates, THE INCREMENTAL YIELD PICK-UP ON THE COMMON STOCK WILL BE REDUCED OR ELIMINATED COMPLETELY. At the same time, the market value on the Fund's common stock (that is, its price as listed on the New York Stock Exchange), may, as a result, decline. Furthermore, IF LONG-TERM INTEREST RATES RISE, THE COMMON STOCK'S NAV WILL REFLECT THE FULL DECLINE IN THE PRICE OF THE PORTFOLIO'S INVESTMENTS, SINCE THE VALUE OF THE FUND'S COMMERCIAL PAPER DOES NOT FLUCTUATE. In addition to the decline in net asset value, the market value of the Fund's common stock may also decline.


                                       13
                                     ------
                                    CHARTWELL

--------------------------------------------------------------------------------
CHARTWELL DIVIDEND AND INCOME FUND, INC.                       NOVEMBER 30, 2005
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS

SECTOR WEIGHTINGS (UNAUDITED)+:

56.4% COMMON STOCK
34.8% Corporate Notes/Bonds
 5.8% Preferred Term Securities
 1.8% Convertible Preferred Stock
 1.1% Preferred Stock
 0.1% Cash Equivalent

+ Percentages are based on total investments.

                                                    NUMBER OF          MARKET
                                                     SHARES             VALUE
                                                    ---------        -----------
COMMON STOCK--77.0%
BANKS--13.8%
AmSouth Bancorporation .....................          46,760         $ 1,243,348
Bank of America Corporation ................         242,000          11,105,380
Citigroup, Inc. ............................          50,000           2,427,500
New York Community Bancorp, Inc. ...........         125,000           2,081,250
U.S. Bancorp ...............................         100,000           3,028,000
                                                                     -----------
                                                                      19,885,478
                                                                     -----------
BASIC INDUSTRY--3.0%
Dow Chemical Company .......................          30,000           1,357,500
Packaging Corporation of America ...........          40,000             927,600
Reddy Ice Holdings, Inc. ...................          59,280           1,281,634
Weyerhaeuser Company .......................          12,900             855,399
                                                                     -----------
                                                                       4,422,133
                                                                     -----------
CONSUMER CYCLICAL--2.5%
Coinmach Corporation .......................         245,000           3,687,250
                                                                     -----------
CONSUMER STAPLES--12.4%
Altria Group, Inc. .........................         132,950           9,677,431
B&G Foods, Inc. ............................          34,300             499,065
Loews Corporation - Carolina Group .........         138,225           5,563,556
Regal Entertainment Group, Class A .........         110,000           2,225,300
                                                                     -----------
                                                                      17,965,352
                                                                     -----------

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                                       14
                                     ------
                                    CHARTWELL

--------------------------------------------------------------------------------
CHARTWELL DIVIDEND AND INCOME FUND, INC.                       NOVEMBER 30, 2005
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED)

                                                     NUMBER OF         MARKET
                                                      SHARES            VALUE
                                                     ---------       -----------
COMMON STOCK (CONTINUED)
ENERGY--9.4%
Baker Hughes, Inc. .............................        30,000       $ 1,720,500
Chevron Corporation ............................        30,000         1,719,300
ConocoPhillips .................................        75,000         4,538,250
Exxon Mobil Corporation ........................        20,000         1,160,600
Schlumberger Limited ...........................        30,000         2,871,900
Sunoco Logistics Partners LP (c) ...............        40,000         1,518,000
                                                                     -----------
                                                                      13,528,550
                                                                     -----------
FINANCIAL--11.9%
Alliance Capital Management Holdings LP (c) ....       100,000         5,455,000
American Capital Strategies Limited ............        15,000           575,400
CapitalSource, Inc. ............................       125,000         2,987,500
Hartford Financial Services Group, Inc. ........        39,200         3,424,904
People's Choice Europe Limited .................        35,000           262,500
Washington Mutual, Inc. ........................       107,700         4,436,163
                                                                     -----------
                                                                      17,141,467
                                                                     -----------
HEALTHCARE--0.4%
Bristol-Myers Squibb Company ...................        25,000           539,750
                                                                     -----------
INDUSTRIAL--1.3%
Arlington Tankers Limited ......................        42,100           930,410
Teekay LNG Partners LP (c) .....................        35,000           981,050
                                                                     -----------
                                                                       1,911,460
                                                                     -----------
REAL ESTATE INVESTMENT TRUSTS--10.8%
Boston Properties, Inc. ........................        30,000         2,256,300
BRE Properties, Class A ........................        19,500           907,920
CarrAmerica Realty Corporation .................        32,600         1,150,780
Deerfield Triarc Capital Corporation ...........        50,000           710,500
Duke Realty Corporation ........................        80,320         2,730,880
HomeBanc Corporation ...........................       225,000         1,766,250
iStar Financial, Inc. ..........................        50,000         1,858,000
Mack-Cali Realty Corporation ...................        27,682         1,222,714
Reckson Associates Realty Corporation ..........        80,000         2,938,400
                                                                     -----------
                                                                      15,541,744
                                                                     -----------

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                                       15
                                     ------
                                    CHARTWELL

--------------------------------------------------------------------------------
CHARTWELL DIVIDEND AND INCOME FUND, INC.                       NOVEMBER 30, 2005
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED)

                                                      NUMBER OF
                                                       SHARES/         MARKET
                                                  PRINCIPAL AMOUNT     VALUE
                                                  ----------------  ------------
COMMON STOCK (CONTINUED)
TELECOMMUNICATIONS--6.2%
Alaska Communications Systems Group, Inc. ....          175,000     $  1,751,750
BellSouth Corporation ........................           80,000        2,180,800
Citizens Communications Company ..............          150,000        1,957,500
Consolidated Communications Holdings, Inc. ...           40,000          521,200
Fairpoint Communications, Inc. ...............           75,000          896,250
Verizon Communications, Inc. .................           50,000        1,599,000
                                                                    ------------
                                                                       8,906,500
                                                                    ------------
TRANSPORTATION--1.4%
Aries Maritime Transport Limited .............           50,000          663,500
K-Sea Transportation Partners LP (c) .........           10,000          349,100
Seaspan Corporation ..........................           33,400          647,292
Transmontaigne Partners LP (c) ...............           15,000          342,000
                                                                    ------------
                                                                       2,001,892
                                                                    ------------
UTILITIES--3.9%
AmeriGas Partners LP (c) .....................           15,200          431,376
Duquesne Light Holdings, Inc. ................           30,000          508,500
Kinder Morgan Energy Partners LP (c) .........           45,000        2,242,800
Northern Border Partners LP (c) ..............           26,600        1,135,554
TEPPCO Partners LP (c) .......................           34,800        1,280,292
                                                                    ------------
                                                                       5,598,522
                                                                    ------------
TOTAL COMMON STOCK (COST $94,581,215) ........                       111,130,098
                                                                    ------------
CORPORATE NOTES/BONDS--47.6%
BASIC INDUSTRY--7.7%
Buhrmann US, Inc.
   8.250%, 07/01/14 ..........................     $    620,000          623,100
Commercial Vehicle Group+
   8.000%, 07/01/13 ..........................          755,000          745,562
Georgia-Pacific Corporation
   9.375%, 02/01/13 ..........................        1,365,000        1,530,506
Goodman Global Holdings Company, Inc.+
   7.875%, 12/15/12 ..........................        1,100,000        1,039,500
K. Hovnanian Enterprises
   6.500%, 01/15/14 ..........................          500,000          469,654
Koppers Industries
   9.875%, 10/15/13 ..........................        1,560,000        1,700,400

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                                       16
                                     ------
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

--------------------------------------------------------------------------------
CHARTWELL DIVIDEND AND INCOME FUND, INC.                       NOVEMBER 30, 2005
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED)

                                                    PRINCIPAL          MARKET
                                                      AMOUNT            VALUE
                                                   ------------     ------------
CORPORATE NOTES/BONDS (CONTINUED)
BASIC INDUSTRY (CONTINUED)
Lamar Media Corporation+
    6.625%, 08/15/15 .........................     $    900,000     $    906,750
Nortek, Inc.
    8.500%, 09/01/14 .........................        1,085,000        1,047,025
Ply Gem Industries, Inc.
    9.000%, 02/15/12 .........................          855,000          735,300
TRW Automotive, Inc.
    9.375%, 02/15/13 .........................        1,005,000        1,087,913
United Agri Products
    8.250%, 12/15/11 .........................          651,000          686,805
Vertis, Inc., Series B
    10.875%, 06/15/09 ........................          500,000          488,750
                                                                    ------------
                                                                      11,061,265
                                                                    ------------
CAPITAL GOODS--2.7%
Allied Waste North America, Series B
    8.500%, 12/01/08 .........................        1,165,000        1,231,988
H&E Equipment Finance
    11.125%, 06/15/12 ........................          970,000        1,079,125
Norcross Safety Products LLC, Series B
    9.875%, 08/15/11 .........................          850,000          896,750
Propex Fabrics, Inc.
    10.000%, 12/01/12 ........................          180,000          157,275
Trinity Industries, Inc.
    6.500%, 03/15/14 .........................          600,000          591,000
                                                                    ------------
                                                                       3,956,138
                                                                    ------------
CONSUMER CYCLICAL--3.0%
Allied Security Escrow
    11.375%, 07/15/11 ........................        1,020,000          967,222
Cenveo, Inc.
    9.625%, 03/15/12 .........................        1,200,000        1,299,000
Coinmach Corporation
    9.000%, 02/01/10 .........................        1,110,000        1,169,662
Sonic Automotive, Inc., Series B
    8.625%, 08/15/13 .........................          865,000          828,238
                                                                    ------------
                                                                       4,264,122
                                                                    ------------

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                                       17
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

--------------------------------------------------------------------------------
CHARTWELL DIVIDEND AND INCOME FUND, INC.                       NOVEMBER 30, 2005
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED)


                                                        PRINCIPAL      MARKET
                                                          AMOUNT       VALUE
                                                       -----------   -----------
CORPORATE NOTES/BONDS (CONTINUED)
CONSUMER STAPLES--4.8%
American Seafood Group LLC
   10.125%, 04/15/10 ..............................    $ 1,330,000   $ 1,413,125
Brown Shoe Company, Inc.
   8.750%, 05/01/12 ...............................        800,000       832,000
Chiquita Brands International, Inc.
   7.500%, 11/01/14 ...............................        950,000       874,000
Crown Americas LLC+
   7.750%, 11/15/15 ...............................      1,020,000     1,045,500
Jean Countu Group (PJC), Inc.
   8.500%, 08/01/14 ...............................        575,000       536,187
MTR Gaming Group, Inc., Series B
   9.750%, 04/01/10 ...............................        520,000       548,600
Solo Cup Company
   8.500%, 02/15/14 ...............................        595,000       542,194
Stater Brothers Holdings
   8.125%, 06/15/12 ...............................        715,000       707,850
Wynn Las Vegas, LLC
   6.625%, 12/01/14 ...............................        500,000       485,625
                                                                     -----------
                                                                       6,985,081
                                                                     -----------
ENERGY--4.6%
ANR Pipeline Company
   8.875%, 03/15/10 ...............................        915,000       983,039
Bluewater Finance Limited
   10.250%, 02/15/12 ..............................      1,000,000     1,072,500
Chesapeake Energy Corporation
   7.750%, 01/15/15 ...............................      1,110,000     1,179,375
El Paso Natural Gas Company, Class A
   7.625%, 08/01/10 ...............................        865,000       904,397
Kerr-McGee Corporation
   7.000%, 11/01/11 ...............................      1,010,000     1,015,050
Transcontinental Gas Pipe Line Corporation, Class B
   7.000%, 08/15/11 ...............................        915,000       957,319
Whiting Petroleum Corporation
   7.250%, 05/01/13 ...............................        600,000       610,500
                                                                     -----------
                                                                       6,722,180
                                                                     -----------
                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                                       18
                                     ------
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

--------------------------------------------------------------------------------
CHARTWELL DIVIDEND AND INCOME FUND, INC.                       NOVEMBER 30, 2005
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED)

                                                      PRINCIPAL         MARKET
                                                        AMOUNT          VALUE
                                                     -----------     -----------
CORPORATE NOTES/BONDS (CONTINUED)
FINANCIALS--3.0%
Arch Western Finance LLC
   6.750%, 07/01/13 ............................     $   975,000     $   989,625
E*Trade Financial Corporation
   8.000%, 06/15/11 ............................         870,000         893,925
General Motors Acceptance Corporation
   6.750%, 12/01/14 ............................       1,220,000       1,108,662
Labranche & Company, Inc.
   11.000%, 05/15/12 ...........................       1,160,000       1,284,700
                                                                     -----------
                                                                       4,276,912
                                                                     -----------
HEALTHCARE--1.7%
HCA, Inc.
   7.875%, 02/01/11 ............................         910,000         973,984
Mylan Laboratories, Inc.+
   6.375%, 08/15/15 ............................         500,000         498,125
Town Sports International
   9.625%, 04/15/11 ............................       1,020,000       1,055,700
                                                                     -----------
                                                                       2,527,809
                                                                     -----------
INDUSTRIALS--5.3%
Ainsworth Lumber
   7.250%, 10/01/12 ............................         665,000         596,838
Douglas Dynamics, LLC+
   7.750%, 01/15/12 ............................         535,000         518,950
Freeport-McMoRan Copper & Gold, Inc.
   10.125%, 02/01/10 ...........................       1,010,000       1,111,000
General Cable Corporation
   9.500%, 11/15/10 ............................         420,000         449,400
Gibraltar Industries, Inc.+
   8.000%, 12/01/15 ............................         820,000         828,200
INVISTA+
   9.250%, 05/01/12 ............................       1,190,000       1,291,150
Noble Group Limited+
   6.625%, 03/17/15 ............................         900,000         825,470
Superior Essex Communications, LLC
   9.000%, 04/15/12 ............................         900,000         891,000
Williams Scotsman, Inc.+
   8.500%, 10/01/15 ............................       1,070,000       1,107,450
                                                                     -----------
                                                                       7,619,458
                                                                     -----------

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                                       19
                                     ------
                                    CHARTWELL

--------------------------------------------------------------------------------
CHARTWELL DIVIDEND AND INCOME FUND, INC.                       NOVEMBER 30, 2005
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED)

                                                      PRINCIPAL         MARKET
                                                       AMOUNT           VALUE
                                                     -----------     -----------
CORPORATE NOTES/BONDS (CONTINUED)
REAL ESTATE--5.1%
Aztar Corporation
   7.875%, 06/15/14 ............................     $ 1,150,000     $ 1,196,000
Boyd Gaming Corporation
   7.750%, 12/15/12 ............................       1,090,000       1,147,225
Geo Group, Inc.
   8.250%, 07/15/13 ............................       1,120,000       1,100,400
Intrawest Corporation
   7.500%, 10/15/13 ............................         890,000         900,012
La Quinta Properties*
   8.875%, 03/15/11 ............................       1,430,000       1,549,763
Starwood Hotels & Resorts Worldwide, Inc.
   7.875%, 05/01/12 ............................       1,315,000       1,446,500
                                                                     -----------
                                                                       7,339,900
                                                                     -----------
TELECOMMUNICATIONS--6.5%
Albritton Communications Company
   7.750%, 12/15/12 ............................         990,000         996,187
Cablevision Systems Corporation, Class B
   8.000%, 04/15/12 ............................         670,000         643,200
Charter Communications Operating, LLC+
   8.000%, 04/30/12 ............................         900,000         900,000
Cincinnati Bell, Inc.
   8.375%, 01/15/14 ............................       1,390,000       1,369,150
DirecTV Holdings LLC
   6.375%, 06/15/15 ............................         345,000         340,256
Echostar DBS Corporation
   6.625%, 10/01/14 ............................         500,000         485,000
L-3 Communications Corporation
   7.625%, 06/15/12 ............................         500,000         527,500
MediaCom Broadband, LLC
   11.000%, 07/15/13 ...........................       1,225,000       1,323,000
Qwest Corporation
   8.875%, 03/15/12 ............................       1,390,000       1,567,225
Time Warner, Inc.
   9.750%, 07/15/08 ............................       1,150,000       1,177,313
                                                                     -----------
                                                                       9,328,831
                                                                     -----------

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                                       20
                                     ------
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

--------------------------------------------------------------------------------
CHARTWELL DIVIDEND AND INCOME FUND, INC.                       NOVEMBER 30, 2005
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED)


                                                     NUMBER OF
                                                       SHARES/         MARKET
                                                  PRINCIPAL AMOUNT      VALUE
                                                  ----------------  ------------
CORPORATE NOTES/BONDS (CONTINUED)
TRANSPORTATION--0.9%
Ship Finance International Limited
   8.500%, 12/15/13 ................................  $ 1,365,000   $  1,298,456
                                                                    ------------
UTILITIES--2.3%
AES Corporation
   9.500%, 06/01/09 ................................      900,000        974,250
CE Generation, LLC
   7.416%, 12/15/18 ................................      632,800        672,977
CMS Energy Corporation
   6.300%, 02/01/12 ................................    1,035,000      1,019,475
Tenaska Alabama Part+
   7.000%, 06/30/21 ................................      597,986        607,500
                                                                    ------------
                                                                       3,274,202
                                                                    ------------
TOTAL CORPORATE NOTES/BONDS (COST $69,299,559) .....                  68,654,354
                                                                    ------------
CONVERTIBLE PREFERRED STOCK--2.5%
FINANCIAL--2.5%
ACE Limited ........................................       26,025        683,677
Chubb Corporation ..................................       10,000        348,300
Felcor Lodging Trust, Inc.* ........................       40,000        970,000
Hartford Financial Services Group, Inc. ............        5,000        394,550
LTC Properties, Inc.* ..............................       25,000      1,021,875
XL Capital Limited .................................       10,000        220,700
                                                                    ------------
TOTAL CONVERTIBLE PREFERRED STOCKS (COST $3,038,296)                   3,639,102
                                                                    ------------
PREFERRED STOCK--1.5%
FINANCIAL--1.5%
Merrill Lynch & Company, Inc. ......................       16,653      1,000,179
Metlife, Inc. ......................................       25,000        713,500
TransCanada Corporation ............................       14,905        384,698
                                                                    ------------
TOTAL PREFERRED STOCK (COST $2,006,514) ............                   2,098,377
                                                                    ------------

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                                       21
                                     ------
                                    CHARTWELL

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CHARTWELL DIVIDEND AND INCOME FUND, INC.                       NOVEMBER 30, 2005
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED)

                                                      NUMBER OF
                                                       SHARES/         MARKET
                                                  PRINCIPAL AMOUNT      VALUE
                                                  ----------------  ------------
PREFERRED TERM SECURITIES (A)--7.9%
I-Preferred Term Securities IV ...................    1,000,000     $  1,040,000
Preferred Term Securities IV .....................    2,000,000        1,202,500
Preferred Term Securities XIII ...................    1,000,000          952,000
Preferred Term Securities XIV ....................    2,000,000        1,875,000
Preferred Term Securities XV .....................    2,000,000        2,040,000
Preferred Term Securities XVI ....................    1,000,000        1,020,000
Preferred Term Securities XVII ...................      600,000          576,000
Preferred Term Securities XVIII ..................    1,000,000          955,000
Preferred Term Services XIX ......................    1,000,000          990,000
Taberna Preferred Funding I+ .....................      250,000          250,000
Taberna Preferred Funding II .....................          500          500,000
                                                                    ------------
TOTAL PREFERRED TERM SECURITIES (COST $10,875,300)                    11,400,500
                                                                    ------------
CASH EQUIVALENT (B)--0.1%
SEI Daily Income Trust, Treasury Fund
   Class A Shares, 3.860% ........................      215,644          215,644
                                                                    ------------
TOTAL CASH EQUIVALENT (COST $215,644) ............                       215,644
                                                                    ------------
TOTAL INVESTMENTS--136.6% (COST $180,016,528) ....                   197,138,075
                                                                    ------------

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                                       22
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

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CHARTWELL DIVIDEND AND INCOME FUND, INC.                       NOVEMBER 30, 2005
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONCLUDED)

                                                                      MARKET
                                                       WRITTEN        VALUE
                                                      CONTRACTS      (NOTE 1)
                                                      ---------    ------------
COVERED CALL OPTIONS WRITTEN--(0.2)%

Altria Group, Inc. Dec. 80 .........................     (200)     $     (2,000)
Altria Group, Inc. Jan. 75 .........................     (100)          (14,000)
BellSouth Corporation Jan. 27.5 ....................     (800)          (36,000)
Bristol-Myers Squibb Company Dec. 22.5 .............     (250)           (2,500)
ChevronTexaco Corporation Dec. 60 ..................     (300)          (10,500)
Citigroup, Inc. Dec. 50 ............................     (500)           (7,500)
ConocoPhillips Corporation Dec. 70 .................     (750)           (3,750)
Dow Chemical Company Dec. 45 .......................     (300)          (30,000)
Exxon Mobil Corporation Dec. 60 ....................     (200)           (8,000)
Hartford Financial Services Group, Inc. Dec. 90 ....     (200)          (13,000)
Schlumberger Limited Dec. 95 .......................     (300)          (79,500)
Verizon Communications, Inc. Dec. 32.5 .............     (500)          (10,000)
Washington Mutual, Inc. Dec. 42.5 ..................     (200)           (5,000)
Weyerhaeuser Company Jan. 70 .......................     (129)          (10,320)
                                                                   ------------
TOTAL COVERED CALL OPTIONS WRITTEN
   (PREMIUM RECEIVED $408,530) .....................                   (232,070)
                                                                   ------------
OTHER LIABILITIES IN EXCESS OF OTHER ASSETS--(36.4)%                (52,554,396)
                                                                   ------------
NET ASSETS--100% ...................................               $144,351,609
                                                                   ============

*     Real Estate Investment Trusts.
+ Securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. At November 30, 2005, these securities amounted to $10,564,157 or 7.3% of net assets.
(a)   Security is illiquid. See Note 1 in Notes to Financial Statements.
(b)   Rate shown is the 7-day yield as of November 30, 2005.
(c) Securities are considered Master Limited Partnerships. At November 30, 2005, these securities amounted to $13,735,172 or 9.5% of net assets.
LLC   Limited Liability Company
LP    Limited Partnership

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                                       23
                                     ------
                                    CHARTWELL

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CHARTWELL DIVIDEND AND INCOME FUND, INC.                       NOVEMBER 30, 2005
--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
AS OF NOVEMBER 30, 2005

ASSETS:

Investments, at value (cost $180,016,528) (Note 1) ...........    $ 197,138,075
Cash .........................................................          110,270
Interest receivable ..........................................        1,670,919
Dividends receivable .........................................          753,733
Receivable for securities sold ...............................          735,908
Prepaid expenses and other assets ............................           42,158
                                                                  -------------
   Total assets ..............................................      200,451,063
                                                                  -------------
LIABILITIES:
Commercial paper (Note 4) ....................................       54,704,972
Covered call options written, at value
  (premiums received--$408,530) (Note 1) .....................          232,070
Payable for securities purchased .............................          806,265
Payable for investment management fees (Note 2) ..............          138,247
Payable for administration fees (Note 2) .....................           16,264
Accrued expenses and other liabilities .......................          201,636
                                                                  -------------
    Total liabilities ........................................       56,099,454
                                                                  -------------

NET ASSETS ...................................................    $ 144,351,609
                                                                  =============
NET ASSETS CONSIST OF:
  Common Stock, $0.01 par value
   (authorized 100,000,000 shares) ...........................    $     166,929
  Additional paid-in-capital .................................      190,537,713
  Undistributed net investment income ........................          827,370
  Accumulated net realized losses on investments and options .      (64,478,410)
  Net unrealized appreciation on investments and options .....       17,298,007
                                                                  -------------

NET ASSETS -- 100% ...........................................    $ 144,351,609
                                                                  =============
NET ASSET VALUE PER SHARE:
  $144,351,609/ 16,692,948 shares of Common Stock  issued
    and outstanding ..........................................    $        8.65
                                                                  =============

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                                       24
                                     ------
                                    CHARTWELL

--------------------------------------------------------------------------------
CHARTWELL DIVIDEND AND INCOME FUND, INC.                       NOVEMBER 30, 2005
--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED
NOVEMBER 30, 2005

INVESTMENT INCOME:
Dividends .....................................................    $  8,540,930
Interest ......................................................       5,888,178
                                                                   ------------
  Total investment income .....................................      14,429,108
                                                                   ------------
EXPENSES:
Investment management fees (Note 2) ...........................       1,904,782
Professional fees .............................................         225,419
Administration fees (Note 2) ..................................         200,494
Commercial paper fees .........................................         179,657
Transfer agent fees ...........................................          63,541
Printing and shareholder reports ..............................          40,867
Registration fees .............................................          25,204
Directors' fees and expenses ..................................          24,300
Custodian fees ................................................          15,762
Insurance fees ................................................           2,292
Other operating expenses ......................................          13,410
                                                                   ------------
  Total operating expenses ....................................       2,695,728
Interest expense (Note 4) .....................................       1,727,803
                                                                   ------------
  Total expenses ..............................................       4,423,531
                                                                   ------------
  Less:
    Investment management fees waived (Note 2) ................        (200,582)
                                                                   ------------
    Net expenses ..............................................       4,222,949
                                                                   ------------
    NET INVESTMENT INCOME .....................................      10,206,159
                                                                   ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized loss on investments ..............................        (876,747)
Net realized gain on written call options .....................         966,347
Change in net unrealized appreciation on investments
  and options .................................................         885,969
                                                                   ------------
Net realized and unrealized gain on investments and options ...         975,569
                                                                   ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ..........    $ 11,181,728
                                                                   ============

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                                       25
                                     ------
                                    CHARTWELL

--------------------------------------------------------------------------------
CHARTWELL DIVIDEND AND INCOME FUND, INC.                       NOVEMBER 30, 2005
--------------------------------------------------------------------------------

STATEMENT OF CASH FLOWS
FOR THE YEAR ENDED
NOVEMBER 30, 2005

INCREASE (DECREASE) IN CASH
Cash flows provided from (used for) operating activities:
  Interest and dividends received ................................    $  14,116,522
  Operating expenses paid ........................................       (2,487,697)
  Interest paid ..................................................       (1,657,275)
  Net proceeds from the sale of short-term portfolio investments .        3,136,389
  Purchase of long-term portfolio investments ....................     (162,133,058)
  Proceeds from sale of long-term portfolio investments ..........      162,398,361
  Premiums received from written options transactions ............        1,489,111
                                                                      -------------
    Net cash provided from operating activities ..................       14,862,353
                                                                      -------------
Cash flows provided from (used for) financing activities:
  Net cash provided from commercial paper issuance ...............         (175,889)
  Cash dividends paid to shareholders ............................      (14,973,891)
                                                                      -------------
    Net cash used for financing activities .......................      (15,149,780)
                                                                      -------------
Net decrease in cash .............................................         (287,427)
  Cash at beginning of year ......................................          397,697
                                                                      -------------
  Cash at end of year ............................................    $     110,270
                                                                      =============

RECONCILIATION OF NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS TO NET CASH PROVIDED FROM OPERATING ACTIVITIES
Net increase in net assets resulting from operations .............    $  11,181,728
                                                                      -------------
  Accretion of market discount ...................................          (29,949)
  Decrease in investments ........................................        9,114,465
  Net realized gain on investments and options ...................          (89,600)
  Net change in unrealized appreciation
    on investments and options ...................................         (885,969)
  Increase in receivable for securities sold .....................         (735,908)
  Increase in interest and dividend receivable ...................         (312,586)
  Increase in commercial paper discount ..........................          (70,528)
  Increase in prepaid expenses and other assets ..................          (18,881)
  Decrease in payable for securities purchased ...................       (3,314,094)
  Increase in accrued expenses and other liabilities .............           23,675
                                                                      -------------
    Total adjustments ............................................        3,680,625
                                                                      -------------
  Net cash provided from operating activities ....................    $  14,862,353
                                                                      =============

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

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

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CHARTWELL DIVIDEND AND INCOME FUND, INC.                       NOVEMBER 30, 2005
--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                                 FOR THE           FOR THE
                                                               YEAR ENDED        YEAR ENDED
                                                              NOVEMBER 30,       NOVEMBER 30,
                                                                  2005               2004
                                                             -------------      -------------
OPERATIONS:
  Net investment income ..............................       $  10,206,159      $   9,059,958
  Net realized gain (loss) on investments ............            (876,747)         9,062,528
  Net realized gain on written call options ..........             966,347          1,106,146
  Change in net unrealized appreciation
    on investments and options .......................             885,969          4,341,653
                                                             -------------      -------------
Net increase in net assets
  resulting from operations ..........................          11,181,728         23,570,285
                                                             -------------      -------------
DIVIDENDS AND DISTRIBUTIONS TO
  SHAREHOLDERS FROM:
  Net investment income ..............................          (8,850,425)        (8,750,759)
  Distributions in excess ............................            (166,997)        (7,662,737)
  Tax return of capital ..............................          (7,580,904)                --
                                                             -------------      -------------
Net decrease in net assets resulting from
  dividends and distributions ........................         (16,598,326)       (16,413,496)
                                                             -------------      -------------
CAPITAL STOCK TRANSACTIONS:
Reinvestment of dividends resulting in the
  issuance of Common Stock transactions ..............           1,624,435          1,849,813
                                                             -------------      -------------
Net increase in net assets resulting from
  Common Stock transactions ..........................           1,624,435          1,849,813
                                                             -------------      -------------
Total increase (decrease) in net assets ..............          (3,792,163)         9,006,602
                                                             -------------      -------------
NET ASSETS:
  Beginning of year ..................................         148,143,772        139,137,170
                                                             -------------      -------------

  End of year
    (including undistributed
    net investment income of
    $827,370 and $90,736, respectively) ..............       $ 144,351,609      $ 148,143,772
                                                             =============      =============

Amounts designated as "--" are $0 or have been rounded to $0.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

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

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CHARTWELL DIVIDEND AND INCOME FUND, INC.                       NOVEMBER 30, 2005
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                                                       FOR THE YEARS ENDED
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE                               NOVEMBER 30,
BEEN DERIVED FROM INFORMATION PROVIDED IN THE                         ----------------------
FINANCIAL STATEMENTS                                                    2005           2004
                                                                      --------      --------
NET ASSET VALUE, BEGINNING OF PERIOD ..........................       $   8.96      $   8.52
                                                                      --------      --------
INCOME/GAIN FROM INVESTMENT OPERATIONS: (1)
  Net investment income .......................................           0.61          0.55
  Net realized and unrealized gain on
    investment transactions and options .......................           0.08          0.89
                                                                      --------      --------

    Total from investment operations ..........................           0.69          1.44
                                                                      --------      --------
LESS DIVIDENDS AND DISTRIBUTIONS:
  Dividends from net investment income ........................          (0.53)        (0.54)
  Distributions in excess .....................................          (0.01)        (0.46)
  Tax return of capital .......................................          (0.46)           --
                                                                      --------      --------
    Total dividends and distributions .........................          (1.00)        (1.00)
                                                                      --------      --------
NET ASSET VALUE, END OF YEAR ..................................       $   8.65      $   8.96
                                                                      ========      ========
MARKET VALUE, END OF YEAR .....................................       $  10.70      $  10.03
                                                                      ========      ========
TOTAL RETURN BASED ON: (2)
  Net asset value .............................................           8.19%        18.01%
                                                                      ========      ========
  Market value ................................................          18.14%        14.02%
                                                                      ========      ========
RATIOS AND SUPPLEMENTAL DATA: (3)
  Net assets, end of period (000 omitted) .....................       $144,352      $148,144
                                                                      ========      ========
  Total expenses including waiver of fees .....................           2.90%         2.26%
  Total expenses excluding waiver of fees .....................           3.04%         2.40%
  Total operating expenses including
    waiver of fees (4) ........................................           1.59%         1.57%
  Total operating expenses excluding
    waiver of fees (4) ........................................           1.73%         1.71%
  Commercial paper fees and interest expense ..................           1.31%         0.69%
  Net investment income including waiver of fees ..............           7.00%         6.34%
  Portfolio turnover ..........................................             80%           99%
LEVERAGE ANALYSIS:
  Aggregate amount outstanding at end of period
    (000 omitted) .............................................       $ 55,000      $ 55,000
  Average daily balance of amortized cost of
    commercial paper outstanding (000 omitted) ................       $ 54,794      $ 54,052
  Asset coverage per $1,000 at end of period ..................       $  3,679      $  3,680

------------------
(1)   Based on average shares outstanding.
(2) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each year reported. Total investment return does not reflect brokerage commissions. Dividends and distributions, if any, are assumed for the purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment returns based on market value, which can be significantly greater or less than the net asset value, may result in substantially different returns. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the Redemption of Fund shares.
(3) Ratios are stated as a percentage of average weekly net assets which includes any liabilities constituting indebtedness in connection with financial leverage.
(4)   Exclusive of commercial paper fees.

Amounts designated as "--" are $0 or have been rounded to $0.

                  SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

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

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CHARTWELL DIVIDEND AND INCOME FUND, INC.                       NOVEMBER 30, 2005
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                        FOR THE YEARS ENDED
                                                                            NOVEMBER 30,
                                                                      ----------------------
                                                                        2003          2002
                                                                      --------      --------
NET ASSET VALUE, BEGINNING OF YEAR ...............................    $   7.47      $   9.76
                                                                      --------      --------
INCOME/GAIN FROM INVESTMENT OPERATIONS: (1)
  Net investment income ..........................................        0.60          0.66
  Net realized and unrealized gain on
    investment transactions and options ..........................        1.45         (1.83)
                                                                      --------      --------
    Total from investment operations .............................        2.05         (1.17)
                                                                      --------      --------
LESS DIVIDENDS AND DISTRIBUTIONS:
  Dividends from net investment income ...........................       (0.61)        (0.66)
  Tax return of capital ..........................................       (0.39)        (0.46)
                                                                      --------      --------
    Total dividends and distributions ............................       (1.00)        (1.12)
                                                                      --------      --------
NET ASSET VALUE, END OF YEAR .....................................    $   8.52      $   7.47
                                                                      ========      ========
MARKET VALUE, END OF YEAR ........................................    $   9.80      $   7.27
                                                                      ========      ========

TOTAL RETURN BASED ON: (2)
  Net asset value ................................................       28.96%       (13.50)%
                                                                      ========      ========
  Market value ...................................................       51.57%       (22.12)%
                                                                      ========      ========
RATIOS AND SUPPLEMENTAL DATA: (3)
  Net assets, end of year (000 omitted) ..........................    $139,137      $120,086
                                                                      ========      ========
  Total expenses including waiver of fees ........................        2.40%         2.81%
  Total expenses excluding waiver of fees ........................        2.54%         2.86%
  Total operating expenses including waiver of fees (4) ..........        1.57%         1.81%
  Total operating expenses excluding waiver of fees (4) ..........        1.86%         1.86%
  Commercial paper fees and interest expense .....................        0.68%         1.00%
  Net investment income including waiver of fees .................        7.58%         7.64%
  Portfolio turnover .............................................          99%          102%
LEVERAGE ANALYSIS:
  Aggregate amount outstanding at end of year
    (000 omitted) ................................................    $ 50,000      $ 50,000
  Average daily balance of amortized cost of commercial
    paper outstanding (000 omitted) ..............................    $ 49,925      $ 56,250
  Asset coverage per $1,000 at end of year .......................    $  3,838      $  3,445

------------------
(1)   Based on average shares outstanding.
(2) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each year reported. Total investment return does not reflect brokerage commissions. Dividends and distributions, if any, are assumed for the purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment returns based on market value, which can be significantly greater or less than the net asset value, may result in substantially different returns. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the Redemption of Fund shares.
(3) Ratios are stated as a percentage of average weekly net assets which includes any liabilities constituting indebtedness in connection with financial leverage.
(4)   Exclusive of commercial paper fees.

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

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

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CHARTWELL DIVIDEND AND INCOME FUND, INC.                       NOVEMBER 30, 2005
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS (CONCLUDED)

                                                                      FOR THE YEAR ENDED
                                                                          NOVEMBER 30,
                                                                      ------------------
                                                                            2001
                                                                          --------
NET ASSET VALUE, BEGINNING OF YEAR ...............................        $  10.33
                                                                          --------

INCOME/GAIN FROM INVESTMENT OPERATIONS: (1)
  Net investment income ..........................................            0.65
  Net realized and unrealized gain on
    investment transactions and options ..........................            0.02
                                                                          --------
    Total from investment operations .............................            0.67
                                                                          --------
LESS DIVIDENDS AND DISTRIBUTIONS:
  Dividends from net investment income ...........................           (0.65)
  Tax return of capital ..........................................           (0.59)
                                                                          --------
    Total dividends and distributions ............................           (1.24)
                                                                          --------
NET ASSET VALUE, END OF YEAR .....................................        $   9.76
                                                                          ========
MARKET VALUE, END OF YEAR ........................................        $  10.55
                                                                          ========
TOTAL RETURN BASED ON: (2)
  Net asset value ................................................            6.15%
                                                                          ========
  Market value ...................................................           23.95%
                                                                          ========
RATIOS AND SUPPLEMENTAL DATA: (3)
  Net assets, end of year (000 omitted) ..........................        $154,139

  Total expenses including waiver of fees ........................            2.62%
  Total operating expenses including waiver of fees (4) ..........            1.36%
  Commercial paper fees and interest expense .....................            1.26%
  Net investment income including waiver of fees .................            4.51%
  Portfolio turnover .............................................             132%
LEVERAGE ANALYSIS:
  Aggregate amount outstanding at end of year
    (000 omitted) ................................................        $ 60,000
  Average daily balance of amortized cost of commercial
    paper outstanding (000 omitted) ..............................        $ 59,690
  Asset coverage per $1,000 at end of year .......................        $  3,703

------------------
(1)   Based on average shares outstanding.
(2) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each year reported. Total investment return does not reflect brokerage commissions. Dividends and distributions, if any, are assumed for the purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment returns based on market value, which can be significantly greater or less than the net asset value, may result in substantially different returns. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the Redemption of Fund shares.
(3) Ratios are stated as a percentage of average weekly net assets which includes any liabilities constituting indebtedness in connection with financial leverage.
(4)   Exclusive of commercial paper fees.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

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

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CHARTWELL DIVIDEND AND INCOME FUND, INC.                       NOVEMBER 30, 2005
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

Chartwell Dividend and Income Fund, Inc. (the "Fund") was incorporated under the laws of the State of Maryland on April 6, 1998 and is registered under the Investment Company Act of 1940 as amended, (the "Act"), as a closed-end, diversified management investment company. The Fund had no operations until June 17, 1998 when it sold 6,667 shares of Common Stock for $100,005 to Chartwell Investment Partners, L.P. (the "Manager"). Investment operations commenced on June 29, 1998. The Fund's primary investment objective is to seek high current income. Capital appreciation is a secondary objective.

NOTE 1. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

USE OF ESTIMATES: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

SECURITY VALUATION: Investment securities of the Fund that are listed on a securities exchange, except for debt securities, and for which market quotations are readily available, are valued at the last quoted sales price at the close of trading on the New York Stock Exchange (normally 4:00 p.m., Eastern Time). Investment securities of the Fund that are quoted on the NASDAQ market system are valued at the official closing price, or if there is none, at the last sales price. If there is no reported sale, these securities and unlisted securities for which market quotations are not readily available are valued at last bid price. Debt securities are priced based upon valuations provided by independent, third-party pricing agents, if available. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. Prices for most securities held in the Fund are provided daily by recognized independent pricing agents. If a security price cannot be obtained from an independent, third-party pricing agent, the Fund seeks to obtain a bid price from at least one independent broker. All securities and assets for which quotations are not readily available, of which there were none as of November 30, 2005, are valued in accordance with Fair Value Procedures


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                                    CHARTWELL
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CHARTWELL DIVIDEND AND INCOME FUND, INC.                       NOVEMBER 30, 2005
--------------------------------------------------------------------------------

established by the Board of Directors (the "Board"). The Fund's Fair Value Procedures are implemented through a Fair Value Committee (the "Committee") designated by the Fund's Board. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include, among other things: the security's trading has been halted or suspended; the security has been de-listed from a national exchange; the security's primary trading market is temporarily closed at a time when under normal conditions it would be open; or the security's primary pricing source is not able or willing to provide a price. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

CASH AND CASH EQUIVALENTS: Idle cash is swept into a money market fund at Wachovia Bank, N.A., (the "Custodian"), and is classified as cash equivalents on the Schedule of Investments. Amounts so invested are generally available on the same business day.

WRITTEN OPTIONS: When the Fund writes a covered call option, an amount equal to the premium received by the Fund is included in the Fund's Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written.

When a covered written call option expires on its stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund will realize a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the call option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option will be extinguished. When a covered written call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. The Fund, as writer of an option, has no control over whether the underlying securities may be sold (called) and as a result bears the market risk of an unfavorable change in the price of the securities underlying the written option.

DIVIDENDS AND DISTRIBUTIONS: The Fund will declare and pay dividends to shareholders on a monthly basis. Net long-term capital gains, if any, in excess of capital loss carryforwards are distributed to shareholders annually. Dividends from net investment income and capital gain distributions, if any, are determined in accordance with U.S. Federal income tax regulations, which may differ from generally accepted accounting principles. Dividends and distributions, if any, to shareholders are recorded on the ex-dividend date.

The Fund currently intends to distribute a monthly fixed amount to shareholders. The Fund's final distribution for each calendar year may exceed that amount, however, to the extent necessary for the Fund to have distributed all of its net investment company taxable income and net capital gains recognized during the year, if any. If, for any calendar year, the total distributions exceed current and accumulated earnings and profit, the excess, distributed from the Fund's assets,


                                       32
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                                    CHARTWELL
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CHARTWELL DIVIDEND AND INCOME FUND, INC.                       NOVEMBER 30, 2005
--------------------------------------------------------------------------------

will generally be treated as a tax-free return of capital and will result in a reduction in the shareholder's basis. The Board reserves the right to change the aforementioned dividend policy from time to time.

BORROWINGS: The Fund issues short-term commercial paper at a discount from par. The discount is amortized to interest expense over the life of the commercial paper using the straight-line method.

ILLIQUID SECURITIES: A security is considered illiquid if it cannot be sold or disposed of in the ordinary course of business within seven days or less for its approximate carrying value on the books of the Fund. Valuations of illiquid securities may differ significantly from the values that would have been used had an active market value for these securities existed.

SECURITY TRANSACTIONS AND INVESTMENT INCOME: Security transactions are recorded on the trade date. Realized gains and losses on sales of securities are calculated on the identified cost basis.

Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. The Fund accretes original issue discount on securities using the effective interest method.

INVESTMENTS IN REAL ESTATE INVESTMENT TRUSTS ("REITS"): With respect to the Fund, dividend income is recorded based on the income included in distributions received from the REIT investments using published REIT reclassifications including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

INVESTMENTS IN PREFERRED TERM SECURITIES ("PTSS"): The Fund invests in Preferred Term Securities ("PTSs"), a type of collateralized debt obligation ("CDO"). A PTS is a trust collateralized by a pool of capital securities of Affiliated Holding Corps., typically of, but not limited to, smaller to medium sized banks and insurance companies.

The income tranche of these securities, owned by the Fund, receives residual cash disbursements after the senior tranches are paid a stated rate of interest. Dividend income from these securities is recorded based on anticipated cash flows and the internal rate of return of each PTS. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each PTS quarterly, and may differ from the estimated amounts.


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                                    CHARTWELL
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CHARTWELL DIVIDEND AND INCOME FUND, INC.                       NOVEMBER 30, 2005
--------------------------------------------------------------------------------

In addition to the normal risks associated with fixed income securities (e.g., interest rate risk and default risk), PTSs carry additional risks including, but are not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Fund may invest in PTSs that are subordinate to other classes; and (iv) the complex structure of the security may produce disputes with the issuer or unexpected investment results.

NOTE 2. INVESTMENT MANAGEMENT, ADMINISTRATION, CUSTODIAN AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

The Fund has entered into an investment management agreement with the Manager. The Manager manages the Fund's portfolio and makes investment decisions. For these services, the Fund pays the Manager a monthly fee at an annual rate of 0.95% of the Fund's Managed Assets. "Managed Assets" are the average weekly value of the Fund's total assets minus the sum of the Fund's liabilities, excluding debt related to leveraging, short-term debt and the aggregate liquidation preference of any outstanding preferred stock. The Manager has agreed to limit the investment management fee paid to it by the Fund to 0.85% of the Fund's Managed Assets. This waiver is voluntary and may be changed at any time.

The Fund has entered into an administration agreement with SEI Investments Global Funds Services (the "Administrator"). Under such agreement, the Administrator performs or arranges for the performance of certain administrative services necessary for the operation of the Fund. For these services, the Fund pays a fee to the Administrator based on the Fund's Managed Assets according to the following rates: 0.10% on the first $250 million of such Managed Assets and 0.09% on such Managed Assets in excess of $250 million, subject to a minimum annual fee of $180,000, which includes fees under this agreement and fees received by the Administrator from the Chartwell U.S. Equity and Chartwell Small Cap Value Funds. The allocation of the minimum will be assessed based upon Managed Assets of the Fund and net assets of the Chartwell U.S. Equity and Chartwell Small Cap Value Funds.

Certain officers and/or directors of the Fund are officers and/or directors of the Manager. The Fund pays each director, who is not an "affiliated person" as defined in the Act (a "Disinterested Director"), a fee of $6,000 per year, plus $1,000 per year for audit committee members and an additional fee of $250 per year for the chairman of the audit committee. Effective January 18, 2006, the Fund will pay each Disinterested Director a fee of $2,000 for each regular Board Meeting attended, $750 for each special Board Meeting attended, plus $1,000 per year for audit committee members. In addition, the $250 fee for the chairman of the audit committee has been eliminated.


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                                    CHARTWELL
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CHARTWELL DIVIDEND AND INCOME FUND, INC.                       NOVEMBER 30, 2005
--------------------------------------------------------------------------------

For the year ended November 30, 2005, the Fund incurred a legal expense of $163,823 for services provided by Drinker Biddle & Reath LLP, counsel for the Fund. A partner of the firm is an officer of the Fund.

Wachovia Bank, N.A. serves as the custodian for the Fund. The Custodian plays no role in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund.

NOTE 3. PURCHASE AND SALES OF INVESTMENTS

For the year ended November 30, 2005, purchases and sales of investments, excluding short-term investments, totaled $158,818,964 and $163,134,269, respectively.

The following table summarizes the Fund's call options written for the year ended November 30, 2005:

                                                               NUMBER OF
                                                               CONTRACTS        PREMIUMS
                                                               ----------     -----------
      Options outstanding, November 30, 2004 ..............         9,094     $   675,382
      Options written .....................................        65,206       6,107,294
      Options expired .....................................       (35,089)     (2,635,134)
      Options exercised ...................................        (9,590)       (789,616)
      Options closed ......................................       (24,892)     (2,949,396)
                                                               ----------     -----------
      Options outstanding, November 30, 2005 ..............         4,729     $   408,530
                                                               ==========     ===========

NOTE 4. COMMERCIAL PAPER

As of November 30, 2005, $55,000,000 of commercial paper was outstanding with an amortized cost of $54,704,972. The average discount rate of commercial paper outstanding at November 30, 2005, was 4.20%. The average daily balance of commercial paper outstanding for the year ended November 30, 2005, was $54,793,562 at a weighted average discount rate of 3.30%. The maximum face amount of commercial paper outstanding at any time during the year ended November 30, 2005, was $55,000,000. In conjunction with the issuance of the commercial paper, the Fund has entered into a line of credit arrangement with a bank for $30,000,000. Interest on borrowing is based on market rates in effect at the time of borrowing. The commitment fee is computed at the rate of 0.30% per annum on the unused balance. There were no borrowings under this arrangement during the year ended November 30, 2005.

NOTE 5. CAPITAL STOCK

There are 100,000,000 shares of $0.01 par value common stock authorized. Of the 16,692,948 shares of common stock outstanding at November 30, 2005, the Manager owned 14,998 shares.


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                                    CHARTWELL
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CHARTWELL DIVIDEND AND INCOME FUND, INC.                       NOVEMBER 30, 2005
--------------------------------------------------------------------------------

For the year ended November 30, 2005, and the year ended November 30, 2004, the Fund issued 166,611 and 200,822 shares, respectively, in connection with the Fund's dividend reinvestment plan.

NOTE 6. MARKET AND CREDIT RISKS

The Fund may invest in high-yielding fixed-income securities, which carry ratings of BB or lower by S&P and/or Ba1 or lower by Moody's. Investments in these higher-yielding securities may be accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower-rated securities may be more susceptible to adverse economic and competitive industry conditions than investment-grade securities. The Fund may invest up to 15% of its total assets in illiquid securities and other securities which may not be readily marketable. In addition, the Fund may purchase securities sold in reliance of Rule 144A of the Securities Act of 1933. The relative illiquidity of some of the Fund's portfolio securities may adversely affect the ability of the Fund to dispose of such securities in a timely manner and at a fair price at times when it might be necessary or advantageous for the Fund to liquidate portfolio securities.

NOTE 7. FEDERAL TAX INFORMATION

It is the Fund's intention to continue to meet the requirements under Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no provision for Federal income tax or excise tax is required.

In accordance with accounting pronouncements, the Fund has recorded several reclassifications in the capital accounts. These reclassifications have no impact on the net asset value of the Fund. These differences, which may result in distribution reclassifications, are primarily due to return of capital, distributions in excess of current and accumulated earnings and profit, and market discount bonds. As of November 30, 2005, the Fund recorded the following reclassifications to increase (decrease) the accounts listed below:

               ADDITIONAL             UNDISTRIBUTED             ACCUMULATED
                PAID-IN-             NET INVESTMENT              REALIZED
                CAPITAL                  INCOME                    GAIN
               ----------            --------------             -----------
               $(9,442,322)            $7,128,801               $2,313,521

The tax character of dividends and distributions paid during the last two fiscal years were as follows:

               ORDINARY                RETURN OF
                INCOME                  CAPITAL                   TOTALS
               --------                ---------                  ------
2005           $ 9,017,422             $7,580,904               $16,598,326
2004            16,413,496                     --                16,413,496


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                                    CHARTWELL
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CHARTWELL DIVIDEND AND INCOME FUND, INC.                       NOVEMBER 30, 2005
--------------------------------------------------------------------------------

As of November 30, 2005, the components of Accumulated Losses were as follows:

Capital loss carryforwards                              $(65,013,429)
Post October losses                                       (1,517,013)
Net unrealized appreciation                               19,352,274
Other temporary differences                                  825,135
                                                        ------------
Total accumulated losses                                $(46,353,033)
                                                        ============

The following summarizes the capital loss carryforwards as of November 30, 2005. These capital loss carryforwards are available to offset future net capital gains.

                    EXPIRING IN FISCAL YEAR                  AMOUNT
                    -----------------------               -----------
                                2008                      $ 7,795,271
                                2009                       25,913,206
                                2010                       30,533,344
                                2011                          771,608
                                                          -----------
Total capital loss carryforwards                          $65,013,429
                                                          ===========

During the year ended November 30, 2005, the Fund utilized $166,997 of capital loss carryforwards to offset capital gains.

The Federal tax cost as well as the aggregate gross unrealized appreciation and depreciation on investments held by the Fund at November 30, 2005, were as follows:

Federal Tax Cost ...........................................      $ 177,962,261
                                                                  -------------
Aggregate Gross Unrealized Appreciation ....................         23,620,859
Aggregate Gross Unrealized Depreciation ....................         (4,445,045)
                                                                  -------------
Net Unrealized Appreciation ................................      $  19,175,814
                                                                  =============

NOTE 8. SUBSEQUENT EVENTS

The Board of the Fund declared the following dividends:

    DECLARATION DATE        EX-DATE            RECORD DATE          PAYABLE DATE      DIVIDEND RATE
    ----------------        -------            -----------          ------------      -------------
   December 1, 2005   December 20, 2005    December 22, 2005      December 30, 2005       $0.0833


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                                    CHARTWELL

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CHARTWELL DIVIDEND AND INCOME FUND, INC.                       NOVEMBER 30, 2005
--------------------------------------------------------------------------------

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of Chartwell Dividend & Income Fund, Inc:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of cash flows and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Chartwell Dividend & Income Fund, Inc. (the "Fund") at November 30, 2005, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP

January 27, 2006
Philadelphia, Pennsylvania


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                                    CHARTWELL

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CHARTWELL DIVIDEND AND INCOME FUND, INC.                       NOVEMBER 30, 2005
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AUTOMATIC DIVIDEND REINVESTMENT PLAN (UNAUDITED)

Pursuant to the Fund's Automatic Dividend Reinvestment Plan (the "Plan"), unless a shareholder otherwise elects, all dividend and capital gains distributions will be automatically reinvested in additional shares of common stock of the Fund by PFPC, Inc., as agent for shareholders in administering the Plan (the "Plan Agent"). Shareholders who elect not to participate in the Plan will receive all dividends and distributions in cash, paid by check mailed directly to the shareholder of record (or, if the shares are held in street or other nominee name, then to such nominee) by PFPC, Inc., as dividend paying agent. Such participants may elect not to participate in the Plan and to receive all distributions of dividends and capital gains in cash by sending written instructions to PFPC, Inc., as dividend paying agent, at the address set forth below.

Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by written notice if received by the Plan Agent not less than ten days prior to any dividend record date. Otherwise such termination will be effective with respect to any subsequently declared dividend or distribution.

Whenever the Fund declares a distribution, an ordinary income dividend or a capital gain dividend (collectively referred to as "dividends") payable either in shares or in cash, non-participants in the Plan will receive cash, and participants in the Plan will receive the equivalent in shares of common stock. The shares will be acquired by the Plan Agent for the participant's account, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized shares of common stock from the Fund or (ii) by purchase of outstanding shares of common stock on the open market on the NYSE or elsewhere. If on the payment date of the dividend, the net asset value per share of the common stock is equal to or less than the market price per share plus estimated brokerage commissions (such condition being referred to herein as "market premium"), the Plan Agent will invest the dividend amount in newly issued shares on behalf of the participant. The number of newly issued shares of common stock to be credited to the participant's account will be determined by dividing the dollar amount of the dividend by the net asset value per share on the date the shares are issued, provided that the maximum discount from the then current market price per share on the date of issuance may not exceed 5%. If on the dividend payment date the net asset value per share is greater than the market value (such condition being referred to herein as "market discount"), the Plan Agent will invest the dividend amount in shares acquired on behalf of the participant in open-market purchases.

In the event of a market discount on the dividend payment date, the Plan Agent will have until the last business day before the next date on which the shares trade on the "ex-dividend" basis or in no event more than 30 days after the


                                       39
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                                    CHARTWELL
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CHARTWELL DIVIDEND AND INCOME FUND, INC.                       NOVEMBER 30, 2005
--------------------------------------------------------------------------------

dividend payment date to invest the dividend amount in shares acquired in open-market purchases. If, before the Plan Agent has completed its open-market purchases, the market price of a share of common stock exceeds the net asset value per share, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund's shares, resulting in the acquisition of fewer shares than if the dividend had been paid in newly issued shares on the dividend payment date. The Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to market premium during the purchase period, the Plan Agent will cease making open-market purchases and will invest the uninvested portion of the dividend amount in newly issued shares at the close of business on the last purchase date.

The Plan Agent maintains all shareholders' accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Shares in the account of each Plan participant will be held by the Plan Agent on behalf of the Plan participant, and each shareholder's proxy will include those shares purchased or received pursuant to the Plan. The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for shares held pursuant to the Plan in accordance with the instructions of the participants.

In the case of shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the record shareholders as representing the total amount registered in the record shareholder's name and held for the account of beneficial owners who are to participate in the Plan.

There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gain distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open-market purchases in connection with reinvestment of dividends.

The automatic reinvestment of dividends and distributions will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such dividends.

Shareholders participating in the Plan may receive benefits not available to shareholders not participating in the Plan. If the market price plus commissions of the Fund's shares is above the net asset value, participants in the Plan will receive shares of the Fund at less than they could otherwise purchase them and will have shares with a cash value greater than the value of any cash distribution they would have received on their shares. If the market price plus


                                       40
                                     ------
                                    CHARTWELL

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CHARTWELL DIVIDEND AND INCOME FUND, INC.                       NOVEMBER 30, 2005
--------------------------------------------------------------------------------

commissions is below the net asset value, participants will receive distributions in shares with a net asset value greater than the value of any cash distribution they would have received on their shares. However, there may be insufficient shares available in the market to make distributions in shares at prices below the net asset value. Also, since the Fund does not redeem its shares, the price on resale may be more or less than the net asset value.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence concerning the Plan should be directed to the Plan Agent at PFPC, Inc., P.O. Box 43027, Providence, RI 02940-3027, Attn: Closed-End Department.

FEDERAL TAX INFORMATION (UNAUDITED)

Information for Federal income tax purposes is presented as an aid to shareholders in reporting the dividend distributions for the year ended November 30, 2005 (see page 48).

ADDITIONAL INFORMATION (UNAUDITED)

During the period, there have been no material changes in the Fund's investment objective or fundamental policies that have not been approved by the shareholders. There have been no changes in the Fund's charter or By-Laws that would delay or prevent a change in control of the Fund which have not been approved by the shareholders. There have been no changes in the principal risk factors associated with investment in the Fund.

EFFECTS OF LEVERAGE (UNAUDITED)

Leverage of $60 million in commercial paper was initially sold by the Fund on

July 28, 1999. As of November 30, 2005, the Fund had $30 million outstanding at 4.10% per annum maturing on January 4, 2006, and $25 million at 4.32% per annum maturing on February 1, 2006. All interest rates include fees due to the broker-dealer. The Fund must experience an annual return of 1.17% to cover interest payments on the commercial paper.

The following table explains the potential effects of leverage on the equity returns of common shareholders:

Assumed return on portfolio
  (net of expenses) ..............-10.00%    -5.00%     0.00%    5.00%    10.00%
Corresponding return to common
  stockholder ....................-15.43%    -8.51%    -1.61%    5.28%    12.18%


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CHARTWELL DIVIDEND AND INCOME FUND, INC.                       NOVEMBER 30, 2005
--------------------------------------------------------------------------------

Assumes $145 million assets attributable to common shareholders; $55 million aggregate leverage with an average interest rate of 4.25%. All figures appearing above are hypothetical returns generated to assist investors in understanding the effects of leverage. Actual returns may be greater or less than those appearing in the table.

HOW TO OBTAIN A COPY OF THE FUND'S QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov, and may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

HOW TO OBTAIN A COPY OF THE FUND'S PROXY VOTING POLICIES

A description of the policies and procedures that are used by the Fund's investment adviser to vote proxies relating to the Fund's portfolio securities as well as information relating to how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling the Fund toll-free at
(866) 585-6552; (ii) on the Fund's website at www.chartwellip.com; and (iii) on the SEC's website at http://www.sec.gov.

NEW YORK STOCK EXCHANGE CERTIFICATION

The Fund's President has certified to the New York Stock Exchange that, as of May 19, 2005 he was not aware of any violation by the Fund of the applicable NYSE Corporate Governance listing standards. In addition, the Fund has filed certifications of its principal executive officer and principal financial officer as exhibits to its reports on Form N-CSR filed with the Securities and Exchange Commission relating to the quality of the disclosures contained in such reports.


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


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

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CHARTWELL DIVIDEND AND INCOME FUND, INC.                       NOVEMBER 30, 2005
--------------------------------------------------------------------------------

DIRECTOR AND OFFICER INFORMATION (UNAUDITED)

The business and affairs of the Fund are managed under the direction of the Fund's Board of Directors and the Fund's officers appointed by the Board of Directors. The tables below present information about each Director and officer of the Fund. The Directors of each class serve for terms of three years or, when filling a vacancy, for the remainder of the full term of the class of Directors in

DIRECTORS OF THE FUND

                                                               TERM OF
                                      POSITION(S)             OFFICE AND
     NAME, ADDRESS,                    HELD WITH              LENGTH OF
       AND AGE                         THE FUND              TIME SERVED
--------------------------------------------------------------------------------
DISINTERESTED DIRECTORS

--------------------------------------------------------------------------------

C. Warren Ormerod                     Director              Term Expires 2006
69 yrs. old                                                 (Since 2001)

--------------------------------------------------------------------------------
George W. Grosz                       Director              Term Expires 2008
68 yrs. old                                                 (Since 2000)

--------------------------------------------------------------------------------
Kenneth F. Herlihy                    Director              Term Expires 2006
76 yrs. old                                                 (Since 1998)

--------------------------------------------------------------------------------
INTERESTED DIRECTORS*

--------------------------------------------------------------------------------
Winthrop S. Jessup                    Director,             Term Expires 2008
60 yrs. old                           Chairman              (Since 1998)
                                      and President


--------------------------------------------------------------------------------
Bernard P. Schaffer                   Director and          Term Expires 2007
61 yrs. old                           Vice President        (Since 1998)

--------------------------------------------------------------------------------

*These directors are considered to be "interested persons' of the Fund as defined in the Investment Company Act of 1940 because they are partners in the investment adviser (Chartwell Investment Partners, L.P.) and are officers of the Fund.


                                       44
                                     ------
                                    CHARTWELL

--------------------------------------------------------------------------------
CHARTWELL DIVIDEND AND INCOME FUND, INC.                       NOVEMBER 30, 2005
--------------------------------------------------------------------------------

      which the vacancy occurred and until their successors have been duly elected and qualified. Officers of the Fund are elected by the Board of Directors and, subject to the earlier termination of office, each officer holds office for the term of one year and until his or her successor is elected and qualified. Unless otherwise noted, the business address of each Officer and Director is c/o Chartwell Investment Partners, 1235 Westlakes Drive, Suite 400, Berwyn, Pennsylvania 19312.

                                                     NUMBER OF
                                                     PORTFOLIOS
                                                     IN THE FUND
               PRINCIPAL OCCUPATION(S)             COMPLEX OVERSEEN              OTHER DIRECTORSHIPS
                 DURING PAST 5 YEARS                 BY DIRECTOR                 HELD BY BOARD MEMBER
-------------------------------------------------------------------------------------------------------------
      Chairman and Managing Director,                      1                  None
      NorthStar Asset Management (since 2000).
      Managing Partner, Stratton Management
      Company (1992-2000). Executive Vice
      President, Continental Bancorp (1968-1992).
-------------------------------------------------------------------------------------------------------------
      President and CEO of Meridian Asset                  1                  FBR National Bank & Trust
      Management Co. (1994-1996); Consultant                                  Company (since 2001);
      (since 1996), Director, FBR Family of Funds                             Guardian Trust FSB
      (1998-2001).                                                            (a wholly owned subsidiary
                                                                              of Guardian Life Insurance
                                                                              Company of America)
                                                                              (since 1999).
-------------------------------------------------------------------------------------------------------------
      Sculptor, who has worked                             1                  None
      since his retirement from the
      mutual fund industry in 1987.
-------------------------------------------------------------------------------------------------------------
      Partner, Chartwell Investment Partners,              1                  Georgia Banking Company
      L.P. and Chartwell G.P., Inc. (since 1997);                             (since 1998).
      and various positions with Delaware
      Management Company, Inc. and certain
      affiliated companies (1977-1997).
-------------------------------------------------------------------------------------------------------------
      Partner and Portfolio Manager of                     1                  None
      Chartwell Investment Partners, L.P.
      and Partner of Chartwell G.P., Inc.
      (since 1997).
-------------------------------------------------------------------------------------------------------------


                                       45
                                     ------
                                    CHARTWELL

--------------------------------------------------------------------------------
CHARTWELL DIVIDEND AND INCOME FUND, INC.                       NOVEMBER 30, 2005
--------------------------------------------------------------------------------

DIRECTOR AND OFFICER INFORMATION (UNAUDITED)
(CONTINUED)
                                                                    TERM OF
                                            POSITION(S)            OFFICE AND
     NAME, ADDRESS,                          HELD WITH              LENGTH OF
        AND AGE                              THE FUND             TIME SERVED
--------------------------------------------------------------------------------
OFFICERS OF THE FUND

Winthrop S. Jessup                    Chairman of the Board,     (Since 1998)
60 yrs. old                           President and Director

--------------------------------------------------------------------------------
Bernard P. Schaffer                   Vice President and         (Since 1998)
61 yrs. old                           Director
--------------------------------------------------------------------------------
Kevin A. Melich                       Vice President             (Since 1998)
63 yrs. old
--------------------------------------------------------------------------------
Timothy J. Riddle                     Vice President             (Since 1998)
50 yrs. old                           and Treasurer
--------------------------------------------------------------------------------
G. Gregory Hagar                      Vice President             (Since 1998)
37 yrs. old
--------------------------------------------------------------------------------
Andrew Toburen                        Vice President             (Since 2003)
34 yrs. old
--------------------------------------------------------------------------------
Michael P. Malloy                     Secretary                  (Since 1998)
46 yrs. old
One Logan Square
18th and Cherry Streets
Philadelphia, Pennsylvania 19103
--------------------------------------------------------------------------------
Maria E. Pollack                      Assistant                  (Since 1998)
60 yrs. old                           Secretary
--------------------------------------------------------------------------------


                                       46
                                     ------
                                    CHARTWELL

--------------------------------------------------------------------------------
CHARTWELL DIVIDEND AND INCOME FUND, INC.                       NOVEMBER 30, 2005
--------------------------------------------------------------------------------

                             PRINCIPAL OCCUPATION(S)
                              DURING PAST 5 YEARS
--------------------------------------------------------------------------------

      Partner, Chartwell Investment Partners, L.P. and Chartwell G.P., Inc. (since 1997); and various positions with Delaware Management Company, Inc. and certain affiliated companies (1977-1997).

--------------------------------------------------------------------------------
      Partner and Portfolio Manager of Chartwell Investment Partners, L.P. and Partner of Chartwell G.P., Inc. (since 1997).

--------------------------------------------------------------------------------
      Managing Partner and Portfolio Manager of Chartwell Investment Partners, L.P. and Chartwell G.P., Inc. (since 1997).

--------------------------------------------------------------------------------
      Partner of Chartwell Investment Partners L.P. and of Chartwell G.P., Inc. (since 1997).

--------------------------------------------------------------------------------
      Partner, Chief Financial Officer of Chartwell Investment Partners L.P. (since 1997).

--------------------------------------------------------------------------------
      Fixed Income Portfolio Manager for Chartwell Investment Partners L.P. (since 1997).

--------------------------------------------------------------------------------
      Partner in the law firm of Drinker Biddle & Reath LLP (since 1993).

--------------------------------------------------------------------------------
      Director of Client Administration for Chartwell Investment Partners L.P. (since 1997).

--------------------------------------------------------------------------------


                                       47
                                     ------
                                    CHARTWELL

--------------------------------------------------------------------------------
CHARTWELL DIVIDEND AND INCOME FUND, INC.                       NOVEMBER 30, 2005
--------------------------------------------------------------------------------

NOTES TO SHAREHOLDERS (UNAUDITED)

For shareholders that do not have a November 30, 2005 tax year end, this notice is for informational purposes only. For shareholders with a November 30, 2005 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year ended November 30, 2005, the Fund is designating the following items with regard to distributions paid during the year.

                                  ORDINARY                                         QUALIFYING
                                   INCOME           TOTAL         QUALIFYING        DIVIDEND
                               DISTRIBUTIONS    DISTRIBUTIONS    DIVIDENDS(1)      INCOME(2)
CHARTWELL DIVIDEND AND
INCOME FUND, INC.                  100.00%          100.00%         56.87%           34.95%

(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

(2) The percentage in this column represents the amount of "Qualifying Dividend Income" as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of "Ordinary Income Distributions." It is the intention of the Fund to designate the maximum amount permitted by the law.

The information reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2005. Complete information will be computed and reported in conjunction with your Form 1099-DIV.


                                       48
                                     ------
                                    CHARTWELL

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                     NOTES

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                     NOTES

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                     NOTES

--------------------------------------------------------------------------------
CHARTWELL DIVIDEND AND INCOME FUND, INC.                       NOVEMBER 30, 2005
--------------------------------------------------------------------------------

DIRECTORS

Winthrop S. Jessup, Chairman
George W. Grosz
Kenneth F. Herlihy
C. Warren Ormerod
Bernard P. Schaffer

OFFICERS

Winthrop S. Jessup, President
G. Gregory Hagar, Treasurer and Chief Financial Officer
Bernard P. Schaffer, Vice President
Kevin A. Melich, Vice President
Timothy J. Riddle, Vice President
Andrew S. Toburen, Vice President
Michael P. Malloy, Secretary
Maria E. Pollack, Assistant Secretary

INVESTMENT MANAGER

Chartwell Investment Partners, L.P.
1235 Westlakes Drive, Suite 400
Berwyn, PA 19312

ADMINISTRATOR

SEI Investments Global Funds Services
One Freedom Valley Drive
Oaks, PA 19456

CUSTODIAN

Wachovia Bank, N.A.
125 South Broad Street
Philadelphia, PA 19109

TRANSFER AGENT

PFPC Inc.
P.O. Box 43027
Providence, RI 02940-3027

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP
Two Commerce Square, Suite 1700
2001 Market Street
Philadelphia, PA 19103-7042

LEGAL COUNSEL

Drinker Biddle & Reath LLP
One Logan Square
18th & Cherry Streets
Philadelphia, PA 19103

This report, including the financial statements herein, is transmitted to the shareholders of Chartwell Dividend and Income Fund, Inc. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report. Past performance results should not be considered a representation of future performance. Statements and other information contained in this report are as dated and are subject to change.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase, from time to time, shares of its common stock in the open market.

ITEM 2.    CODE OF ETHICS.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer and principal financial officer. A copy of Registrant's code is filed herewith.

ITEM 3.    AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by the report, the Registrant's Board of Directors has determined that it does not have an audit committee financial expert serving on its Audit Committee, as defined in Item 3 to Form N-CSR. However, the Registrant's Board of Directors determined that, although none of its members meet the technical definition of an audit committee financial expert, the Audit Committee members have sufficient experience and financial expertise to carry out their responsibilities and address any issues that are likely to come before the Audit Committee, including but not limited to the evaluation of the Registrant's financial statements, supervision of the Registrant's preparation of its financial statements, and oversight of the work of the Registrant's independent auditors.

ITEM 4.    PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Fees billed by Registrant's principal accountant related to the Registrant.

Registrant's principal accountant billed the Registrant aggregate fees for professional services rendered to the Registrant for the last two fiscal years as follows:

------ ---------- ----------------- -------------------- ------------------- ------------------ ----------------- ------------------
                                           2005                                                   2004
------ ---------- ----------------- -------------------- ------------------- ------------------ ----------------- ------------------
                   All fees and      All non-audit        Description of      All fees and       All non-audit     Description of
                   services to the   services to the      Services            services to        services to the   Services
                   Registrant.       Registrant's                             the Registrant.    Registrant's
                                     service affiliates                                          service
                                     that were pre-                                              affiliates that
                                     approved by the                                             were pre-
                                     Registrant's                                                approved by the
                                     Audit Committee                                             Registrant's
                                     pursuant to Rule                                            Audit
                                     2-01(c)(7)(ii) of                                           Committee
                                     Regulation S-X.                                             pursuant to
                                                                                                 Rule 2-
                                                                                                 01(c)(7)(ii) of
                                                                                                 Regulation S-X.

------ ---------- ----------------- -------------------- ------------------- ------------------ ----------------- ------------------
 (a)    Audit      $47,150                  N/A           Audit fees          $44,000                  N/A         Audit fees
        Fees                                              include                                                  include
                                                          amounts                                                  amounts
                                                          related to the                                           related to the
                                                          audit of the                                             audit of the
                                                          Registrant's                                             Registrant's
                                                          annual                                                   annual
                                                          financial                                                financial
                                                          statements and                                           statements and
                                                          services                                                 services
                                                          normally                                                 normally
                                                          provided by                                              provided by
                                                          the accountant                                           the accountant
                                                          in connection                                            in connection
                                                          with statutory                                           with statutory
                                                          and regulatory                                           and regulatory
                                                          filings.                                                 filings.


------ ---------- ----------------- -------------------- ------------------- ------------------ ----------------- ------------------
 (b)    Audit-     $20,600 (1)       $0                   $0                  $19,500 (1)        $0                $0
        Related
        Fees
------ ---------- ----------------- -------------------- ------------------- ------------------ ----------------- ------------------
 (c)    Tax        $4,700 (2)        $0                   $0                  $4,400 (2)         $0                $0
        Fees

------ ---------- ----------------- -------------------- ------------------- ------------------ ----------------- ------------------
 (d)    All        $0                $0                   $0                  $0                 $0                $0
        Other
        Fees
------ ---------- ----------------- -------------------- ------------------- ------------------ ----------------- ------------------

Notes:
   (1) Fees for agreed upon procedures performed in relation to the Fund's commercial paper issuance program.
   (2)  Fees for review of the Fund's federal, excise and state tax returns.

(e)(1) Audit Committee Pre-Approval Policies and Procedures: The Registrant's Audit Committee has not adopted pre-approval policies and procedures. Instead, the Audit Committee approves an a case-by-case basis each audit or non-audit service before the engagement.

(e)(2) 0%, 0% and 0%, respectively, of the audit-related fees, tax fees and other fees listed in the table above were approved by the Registrant's Audit Committee pursuant to the "de minimis" exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X. In addition, 0%, 0% and 0%, respectively, of the audit related, fees, tax fees and other fees to the Registrant's service affiliates listed in the table above were approved by the Registrant's Audit Committee pursuant to the "de minimis" exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(f)     Not applicable.

(g) The aggregate non-audit fees and services billed by the Registrant's principal accountant for services rendered to the Registrant and the Registrant's investment adviser for the Registrant's fiscal year ended November 30, 2005 and the fiscal year ended November 30, 2004 were $0 and $0, respectively.

(h)     Not Applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) The Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The committee members are: Kenneth F. Herlihy, George W. Grosz and C. Warren Ormerod.

(b) Not applicable

ITEM 6. SCHEDULE OF INVESTMENTS

Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Registrant has delegated the voting of proxies relating to its voting securities to its investment adviser, Chartwell Investment Partners, L.P. (the "Adviser"), subject to the general oversight by the Registrant's Board of Directors. The Registrant expects the Adviser to vote proxies related to the Registrant's portfolio securities for which it has voting authority consistent with the Registrant's best economic interests. The Adviser has adopted its own Proxy Voting Policies and Procedures which address, among other things, conflicts of interests that may arise between the interests of the Registrant and the interests of the Adviser and its affiliates. The Adviser's Proxy Voting Policies and Procedures is includes as an Exhibit hereto.

                          CHARTWELL INVESTMENT PARTNERS
                      PROXY VOTING POLICIES AND PROCEDURES

                             ADOPTED APRIL 11, 1997
                           AS AMENDED FEBRUARY 1, 2005



PURPOSE. Chartwell Investment Partners ("Chartwell") has adopted these Proxy Voting Policies and Procedures ("Policies") to seek to ensure that it exercises voting authority on behalf of Chartwell clients in a manner consistent with the best interests of each client and its agreement with the client.

SCOPE. These Policies apply where clients have delegated the authority and responsibility to

Chartwell to decide how to vote proxies. Chartwell does not accept or retain authority to vote proxies in accordance with individual client guidelines. Clients that wish to arrange to vote proxies in accordance with their own guidelines may elect to do so at any time by notifying Chartwell. Chartwell generally will follow these Policies if asked to make recommendations about proxy voting to clients who request that advice but have not delegated proxy voting responsibility to Chartwell.

GUIDING PRINCIPLES. Chartwell believes that voting proxies in the best interests of each client means making a judgment as to what voting decision is most likely to maximize total return to the client as an investor in the securities being voted, and casting the vote accordingly. For this reason, Chartwell's evaluation of the possible impact of a proxy vote on the economic interests of company shareholders similarly situated to Chartwell's clients will be the primary factor governing Chartwell's proxy voting decisions.

USE OF INDEPENDENT PROXY VOTING SERVICE. Chartwell has retained Institutional Shareholder Services, Inc., ("ISS") an independent proxy voting service, to assist it in analyzing specific proxy votes with respect to securities held by Chartwell clients and to handle the mechanical aspects of casting votes. Historically, Chartwell has placed substantial reliance on ISS' analyses and recommendations and generally gives instructions to ISS to vote proxies in accordance with ISS' recommendations, unless Chartwell reaches a different conclusion than ISS about how a particular matter should be voted. ISS proxy voting recommendations typically are made available to Chartwell about a week before the proxy must be voted, and are reviewed and monitored by members of the Proxy Voting Committee (and, in certain cases, by Chartwell portfolio managers), with a view to determining whether it is in the best interests of Chartwell's clients to vote proxies as recommended by ISS, or whether client proxies should be voted on a particular proposal in another manner.

ADMINISTRATION OF POLICIES. Chartwell has established a Proxy Voting Committee to oversee and administer the voting of proxies on behalf of clients, comprised of approximately five representatives of the firm's compliance and operations departments. The Committee's responsibilities include reviewing and updating these Policies as may be appropriate from time to time; identifying and resolving any material conflicts of interest on the part of Chartwell or its personnel that may affect particular proxy votes; evaluating and monitoring, on an ongoing basis, the analyses, recommendations and other services provided by ISS or another third party retained to assist Chartwell in carrying out its proxy voting responsibilities; when deemed appropriate by the Committee, consulting with Chartwell portfolio managers and investment professionals on particular proposals or categories of proposals presented for vote; and determining when and how client proxies should be voted other than in accordance with the general rules and criteria set forth in Chartwell's Proxy Voting Guidelines or with the recommendations of ISS or another independent proxy voting service retained by Chartwell.

CONFLICTS OF INTEREST. It is Chartwell's policy not to exercise its authority to decide how to vote a proxy if there is a material conflict of interest between Chartwell's interests and the interests of the client that owns the shares to be voted that could affect the vote on that matter. To seek to identify any such material conflicts, a representative of the Proxy Voting Committee screens all proxies and presents any potential conflicts identified to the Committee for determination of whether the conflict exists and if so, whether it is material. Conflicts of interest could result from a variety of circumstances, including, but not limited to, significant personal relationships between executive officers of an issuer and Chartwell personnel, a current or prospective investment adviser-client relationship between an issuer or a pension plan sponsored by an issuer and Chartwell, a significant ownership interest by Chartwell or its personnel in the issuer and various other business, personal or investment relationships. Generally, a current or prospective adviser-client relationship will not be considered material for these purposes if the net advisory revenues to Chartwell have not in the most recent fiscal year and are not expected in the current fiscal year to exceed 1/2 of 1 percent of Chartwell's annual advisory revenue.

In the event the Committee determines that there is a material conflict of interest that may affect a particular proxy vote, Chartwell will NOT make the decision how to vote the proxy in accordance with these Policies unless the Policies specify how votes shall be cast on that particular type of matter, i.e., "for" or "against" the proposal. Where the Policies provide that the voting decision will be made on a "case-by-case" basis, Chartwell will either request the client to make the voting decision, or the vote will be cast in accordance with the recommendations of ISS or another independent proxy voting service retained by Chartwell for that purpose. Chartwell also will not provide advice to clients on proxy votes without first disclosing any material conflicts to the client requesting such advice.

WHEN CHARTWELL DOES NOT VOTE PROXIES. Chartwell may not vote proxies respecting client securities in certain circumstances, including, but not limited to, situations where (a) the securities are no longer held in a client's account;
(b) the proxy and other relevant materials are not received in sufficient time to allow analysis or an informed vote by the voting deadline; (c) Chartwell concludes that the cost of voting the proxy will exceed the expected potential benefit to the client; or (d) the securities have been loaned out pursuant to a client's securities lending program and are unavailable to vote.

                             PROXY VOTING GUIDELINES

Generally, Chartwell votes all proxies in accordance with the following guidelines. These guidelines may be changed or supplemented from time to time. Votes on matters not covered by these guidelines will be determined in accordance with the principles set forth above. Client guidelines may be inconsistent with these guidelines and may cause Chartwell to vote differently for different clients on the same matter.


                            I. THE BOARD OF DIRECTORS

A.        DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS

Vote on a CASE-BY-CASE basis for director nominees, examining the following factors:

         o long-term corporate performance record of the company's stock relative to a market index;
         o composition of board and key board committees;
         o nominee's attendance at meetings (past two years);
         o nominee's investment in the company;
         o whether a retired CEO of the company sits on the board; and
         o whether the board chairman is also serving as the company's CEO.

In certain cases, and when information is readily available, we also review:

         o corporate governance provisions and takeover activity;
         o board decisions regarding executive pay;
         o board decisions regarding majority-supported shareholder proposals in back-to-back years;
         o director compensation; and
         o interlocking directorships.

WITHHOLD votes from directors who are CEOs of publicly traded companies who serve on more than three public boards, i.e., more than two public boards other than their own board.

WITHHOLD votes from directors who serve on more than six public company boards.

WITHHOLD votes from all directors (except from new nominees) of companies who have dead-hand or modified dead-hand features (e.g. slow-hand) in shareholder rights plan.

WITHHOLD votes from all directors (except from new nominees) if the company has adopted or renewed a poison pill without shareholder approval since the company's last annual meeting, does not put the pill to a vote at the current annual meeting, and there is no requirement to put the pill to shareholder vote within 12 months of its adoption. (Pills adopted prior to this policy will not be considered.)

WITHHOLD votes from the ENTIRE board (except from new nominees) in cases where the director(s) receive more than 50% withhold votes out of those cast and the issue that was the underlying cause of the high level of withholds votes in the prior election has not been addressed. The adequacy of the company's response, if any, would be analyzed on a CASEBY-CASE basis to determine if it represents an acceptable cure for the issue(s) that resulted in such a high level of withholds.

B.       CHAIRMAN AND CEO ARE THE SAME PERSON

Vote FOR shareholder proposals requiring the position of chairman to be filled by an independent director unless there are compelling reasons to recommend against the proposal, such as a counterbalancing governance structure including all of the following:

o Designated lead director, elected by and from the independent board members with clearly delineated duties. (The role may alternatively reside with a presiding director, vice chairman or rotating lead director.) At a minimum these should include:

         - Presides at all meetings of the board at which the chairman is not present, including executive sessions of the independent directors
         -  Serves as liaison between the chairman and the independent directors
         -  Approves information sent to the board
         -  Approves meeting agendas for the board
         - Approves meeting schedules to assure that there is sufficient time for discussion of all agenda items
         -  Has the authority to call meetings of the independent directors
         - If requested by major shareholders, ensures that he is available for consultation and direct communication

o    2/3 independent board
o    All independent key committees
o    Established governance guidelines
o The company should not have underperformed its peers and index on a one-year and three-year basis, unless there has been a change in the Chairman/CEO position within that time. Performance will be measured according to shareholder returns against index and peers from the performance summary table.

C.       MAJORITY OF INDEPENDENT DIRECTORS

WITHHOLD votes from insiders and affiliated outsiders on boards that are not at least majority independent.

Vote FOR proposals that request that the board audit, compensation and/or nominating committees include independent directors exclusively.

                           CATEGORIZATION OF DIRECTORS

INSIDE DIRECTOR (I)

o    Employee of the company or its affiliates(1)
o Nonemployee officer of the company if among the five most highly compensated individuals
o    Listed as a Section 16 officer(2)
o    Interim CEO
o Beneficial ownership of more than 50 percent of the company's voting power (this may be aggregated if voting power id distributed among more than one member of a defined group).

AFFILIATED OUTSIDE DIRECTOR (AO)

o    Board attestation that an outside director is not independent
o    Former CEO of the company or its affiliate(1)
o Former interim CEO if the service was longer than one year or if the service was between six months and a year and the compensation was high relative to that of the other directors (5x their pay) or in line with a CEO's compensation
o Former executive of the company, an affiliate or an acquired firm within the past five years
o Executive of a former parent or predecessor firm at the time the company was sold or split off from the parent/predecessor within the past five years
o Executive, former executive, general or limited partner of a joint venture or partnership with the company
o    Relative(3) of a current employee of company or its affiliates
o Relative(3) of former executive, including CEO, of company or its affiliate within the last five years
o Currently provides (or a relative provides) professional services directly to the company, to an affiliate of the company or an individual officer of the company or one of its affiliates
o Employed by (or a relative is employed by) a significant customer or supplier(4)
o Has (or a relative has) any transactional relationship with the company or its affiliates excluding investments in the company through a private placement(4)
o Has a contractual/guaranteed board seat and is party to a voting agreement to vote in line with management on proposals being brought to shareholders



1 "Affiliate includes a subsidiary, sibling company or parent company.
2 "Executives" (officers subject to Section 16 of the Securities and Exchange Act of 1934) include the chief executive, operating, financial, legal, technology and accounting officers of a company (including the president, treasurer, secretary, controller or any vice president in charge of a principal business unit, division or policy function.
3 "Relative" follows the NYSE definition of "immediate family members" which covers: spouses, parents, children, siblings, in-laws and anyone sharing the director's home
4 If the company makes or receives annual payments exceeding $200,000 or 5 percent of the recipient's gross revenues. (The recipient is the party receiving the financial proceeds from the transaction.)

o Has (or a relative has) an interlocking relationship as defined by the SEC involving members of the board of directors or its Compensation and Stock Option Committee(5)
o    Founder of the company but not currently an employee
o Is (or a relative is) a trustee, director or employee of a charitable or non-profit organization that receives grants or endowments from the company or its affiliates(4) INDEPENDENT OUTSIDE DIRECTOR (IO)
o    No material(6) connection to the company other than a board seat

D.       STOCK OWNERSHIP REQUIREMENTS

Vote AGAINST proposals requiring directors to own a minimum amount of company stock in order to qualify as a director, or to remain on the board.

E.       MANDATORY HOLDING PERIODS

Review on a CASE-BY-CASE basis shareholder proposals asking companies to adopt holding periods for the executives, taking into account:

o Whether the company has any holding period or officer ownership requirements in place. These should consist of:
         * Rigorous stock ownership guidelines, or
         * A short-term holding period requirement (six months to one year) coupled with a significant long-term ownership requirement, or
         * A meaningful retention ratio
Actual officer stock ownership and to what degree it meets or exceeds the proponent's suggested holding period or the company's own stock ownership or retention requirements.

F.       TERM OF OFFICE

Vote AGAINST proposals to limit the tenure of outside directors.


5 Interlocks include: (a) executive officers serving as directors on each other's compensation or similar committees (or, in the absence of such a committee, on the board or (b) executive officers sitting on each other's boards and at least one serves on the other's compensation or similar committee committees (or, in the absence of such a committee, on the board).
6 For purposes of ISS' director independence classification, "material" will be defined as a standard of relationship (financial, personal or otherwise) that a reasonable person might conclude could potentially influence one's objectivity in the boardroom in a manner that would have a meaningful impact on an individual's ability to satisfy requisite fiduciary standards on behalf of shareholders. See AO materiality standards for guidance.

G.       DIRECTOR AND OFFICER INDEMNIFICATION AND LIABILITY PROTECTION

Vote on a CASE-BY-CASE basis proposals concerning director and officer indemnification and liability protection.

Vote AGAINST proposals to limit or eliminate entirely director and officer liability for monetary damages for violating the duty of care.

Vote AGAINST indemnification proposals that would expand coverage beyond just legal expenses to include coverage for acts or omissions, such as gross negligence or worse, that are more serious violations of fiduciary obligations than mere carelessness.

Vote FOR only those proposals that provide such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if: (1) the director or officer was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, AND (2) only if the director's legal expenses would be covered.

H.       CHARITABLE CONTRIBUTIONS

Vote AGAINST proposals to eliminate, direct or otherwise restrict charitable contributions.

I.       OPEN ACCESS

Review on a CASE-BY-CASE basis shareholder proposals asking for open access, taking into account:

     o   The ownership threshold proposed in the resolution
     o The proponent's rationale for the proposal at the targeted company in terms of board and director conduct.

                               II. PROXY CONTESTS

A.       DIRECTOR NOMINEES IN CONTESTED ELECTIONS

Vote on a CASE-BY-CASE basis when the election of directors is contested, examining the following factors:

         o long-term financial performance of the company relative to its industry;
         o  management's track record;
         o  background to the proxy contest;
         o  qualifications of director nominees (both slates);
         o evaluation of what each side is offering shareholders, as well as the likelihood that the proposed objectives and goals can be met; and
         o  stock ownership positions of director nominees.

B.       REIMBURSE PROXY SOLICITATION EXPENSES

Vote on a CASE-BY-CASE basis proposals to provide full reimbursement of expenses for dissidents waging a proxy contest.

                                  III. AUDITORS

RATIFYING AUDITORS

Vote FOR proposals to ratify auditors, unless it appears that: an auditor has a financial interest in or association with the company that impairs the auditor's independence; or there is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.

Vote AGAINST auditors and WITHHOLD votes from Audit Committee members if:
         Non-audit ("all other") fees > audit and audit-related fees + permissible tax fees

     o AUDIT FEES (includes statutory audits, comfort letters, attest services, consents, and review of filings with SEC)
     o AUDIT-RELATED FEES (includes employee benefit plan audits, due diligence related to M&A, audits in connection with acquisitions, internal control reviews, consultation on financial accounting and reporting standards)
     o TAX FEES* [includes tax compliance (tax returns, claims for refunds and tax payment planning) and tax consultation and planning (assistance with tax audits and appeals, tax advice relating to M&A, employee benefit plans and requests for rulings or technical advice from taxing authorities)]
     o   ALL OTHER FEES



Vote on a CASE-BY-CASE basis proposals asking companies to prohibit their auditors from engaging in non-audit services (or capping the level of non-audit services) taking into account

         Whether the non-audit fees are excessive (per the formula above) and Whether the company has policies and procedures in place to limit non-audit services or otherwise prevent conflicts of interest.

Vote on a CASE-BY-CASE basis on auditor rotation proposals:

     o   Tenure of Audit Firm
     o Establishment and disclosure of a renewal process whereby the auditor is regularly evaluated for both audit quality and competitive price
     o   Length of the rotation period advocated in the proposal
     o   Significant audit-related issues

         Number of annual Audit Committee meetings held and the number of financial experts that serve on the Audit Committee

                           IV. PROXY CONTEST DEFENSES

A.       BOARD STRUCTURE: STAGGERED VS. ANNUAL ELECTIONS

Vote AGAINST proposals to classify the board.

Vote FOR proposals to repeal classified boards and to elect all directors annually.

B.       SHAREHOLDER ABILITY TO REMOVE DIRECTORS

Vote AGAINST proposals that provide that directors may be removed ONLY for cause.

Vote FOR proposals to restore shareholder ability to remove directors with or without cause.

Vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

C.       CUMULATIVE VOTING

Vote AGAINST proposals to eliminate cumulative voting.

Vote FOR proposals to permit cumulative voting.


D.       SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS

Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

E.       SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT

Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

Vote FOR proposals to allow or make easier shareholder action by written consent.


F.       SHAREHOLDER ABILITY TO ALTER THE SIZE OF THE BOARD

Vote FOR proposals that seek to fix the size of the board.

Vote AGAINST proposals that give management the ability to alter the size of the board without shareholder approval.

                            V. TENDER OFFER DEFENSES

A.       POISON PILLS

Vote FOR proposals that ask a company to submit its poison pill for shareholder ratification.

Vote on a CASE-BY-CASE basis proposals to redeem a company's poison pill.

Vote on a CASE-BY-CASE basis management proposals to ratify a poison pill.

B.       FAIR PRICE PROVISIONS

Vote on a CASE-BY-CASE basis when examining fair price proposals, taking into consideration whether the shareholder vote requirement embedded in the provision is no more than a majority of disinterested shares.

Vote FOR proposals to lower the shareholder vote requirement in existing fair price provisions.

C.       GREENMAIL

Vote FOR proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company's ability to make greenmail payments.

Vote on a CASE-BY-CASE basis anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

D.       PALE GREENMAIL

Vote on a CASE-BY-CASE basis restructuring plans that involve the payment of pale greenmail.

E.       UNEQUAL VOTING RIGHTS

Vote AGAINST dual class exchange offers.

Vote AGAINST dual class recapitalizations.

F.       SUPERMAJORITY SHAREHOLDER VOTE REQUIREMENT TO AMEND THE CHARTER OR
         BYLAWS

Vote AGAINST management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

Vote FOR proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

G.       SUPERMAJORITY SHAREHOLDER VOTE REQUIREMENT TO APPROVE MERGERS

Vote AGAINST management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations.

Vote FOR proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

H.       WHITE SQUIRE PLACEMENTS

Vote FOR proposals to require approval of blank check preferred stock issues for other than general corporate purposes.


                     VI. MISCELLANEOUS GOVERNANCE PROVISIONS

A.       CONFIDENTIAL VOTING

Vote FOR proposals that request corporations to adopt confidential voting, use independent tabulators and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: In the case of a contested election, management is permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived.

Vote FOR management proposals to adopt confidential voting.

B.       EQUAL ACCESS

Vote FOR proposals that would allow significant company shareholders equal access to management's proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.

C.       BUNDLED PROPOSALS

Vote on a CASE-BY-CASE basis bundled or "conditioned" proxy proposals. In the case of items that are conditioned upon each other, we examine the benefits and costs of the packaged items. In instances when we believe the joint effect of the conditioned items is not in shareholders' best interests, we vote against the proposals. If the combined effect is positive, we support such proposals.

D.       SHAREHOLDER ADVISORY COMMITTEES

Vote on a CASE-BY-CASE basis proposals to establish a shareholder advisory committee.

E.       OUTSOURCING

Vote CASE-BY-CASE on proposals asking for companies to report on the risks associated with outsourcing or offshoring considering:

o    Risks associated with certain international markets
o    The utility of such a report to shareholders
o The existence of a publicly available code of corporate conduct that applies to international operations.


                             VII. CAPITAL STRUCTURE

A.       COMMON STOCK AUTHORIZATION

Vote on a CASE-BY-CASE basis proposals to increase the number of shares of common stock authorized for issue.

Vote AGAINST proposed common stock authorizations that increase the existing authorization by more than 100% unless a clear need for the excess shares is presented by the company.

B.       STOCK DISTRIBUTIONS: SPLITS AND DIVIDENDS

Vote FOR management proposals to increase common share authorization for a stock split, provided that the split does not result in an increase of authorized but unissued shares of more than 100% after giving effect to the shares needed for the split.

C.       REVERSE STOCK SPLITS

Vote FOR management proposals to implement a reverse stock split, provided that the reverse split does not result in an increase of authorized but unissued shares of more than 100% after giving effect to the shares needed for the reverse split.

D.       BLANK CHECK PREFERRED AUTHORIZATION

Vote FOR proposals to create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense or carry superior voting rights.

Vote on a CASE-BY-CASE basis proposals that would authorize the creation of new classes of preferred stock with unspecified voting, conversion, dividend and distribution, and other rights.

Vote on a CASE-BY-CASE basis proposals to increase the number of authorized blank check preferred shares.

E.       PROPOSALS REGARDING BLANK CHECK PREFERRED STOCK

Vote FOR proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.

F.       ADJUST PAR VALUE OF COMMON STOCK

Vote FOR management proposals to reduce the par value of common stock.

G.       PREEMPTIVE RIGHTS

Vote on a CASE-BY-CASE basis proposals to create or abolish preemptive rights. In evaluating proposals on preemptive rights, we look at the size of a company and the characteristics of its shareholder base.

H.       DEBT RESTRUCTURINGS

Vote on a CASE-BY-CASE basis proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan. We consider the following issues:

o DILUTION - How much will ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be?
o CHANGE IN CONTROL - Will the transaction result in a change in control of the company?
o BANKRUPTCY - Is the threat of bankruptcy, which would result in severe losses in shareholder value, the main factor driving the debt restructuring?

Generally, we approve proposals that facilitate debt restructurings unless there are clear signs of self-dealing or other abuses.

I.       SHARE REPURCHASE PROGRAMS

Vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

                    VIII. EXECUTIVE AND DIRECTOR COMPENSATION


In general, we vote on a CASE-BY-CASE basis on executive and director compensation plans, with the view that viable compensation programs reward the creation of stockholder wealth by having a high payout sensitivity to increases in shareholder value.

In evaluating a pay plan, we measure its dilutive effect both on shareholder wealth and on voting power. We value equity-based compensation along with cash components of pay. We estimate the present value of short- and long-term incentives, derivative awards, and cash/bonus compensation - which enables us to assign a dollar value to the amount of potential shareholder wealth transfer.

Our vote is based, in part, on a comparison of company-specific adjusted allowable dilution cap and a weighted average estimate of shareholder wealth transfer and voting power dilution. Administrative features are also factored into our vote. For example, our policy is that the plan should be [administered] DO YOU MEAN OVERSEEN? WHO WOULD BE DISINTERESTED OTHER THAN THE INDEPENDENT DIRECTORS, AND THEY SHOULDN'T BE ADMINISTERING. by a committee of [disinterested persons] independent directors; insiders should not serve on compensation committees.

Other factors, such as repricing underwater stock options without shareholder approval, would cause us to vote against a plan. Additionally, in some cases we would vote against a plan deemed unnecessary.

Vote FOR director equity plans that have reasonable costs, as measured by the binomial compensation model. However, for director equity plans that have excessive costs based on the binomial compensation model, we will review the qualitative features of board compensation, taking into account:

o    Director stock ownership guidelines
         -  A minimum of three times the annual cash retainer.

o    Vesting schedule or mandatory holding/deferral period
         - A minimum vesting of three years for stock options or restricted stock, or
         -  Deferred stock payable at the end of a three-year deferral period.

o    Mix between cash and equity
         - A balanced mix of cash and equity at the time of grant, for example, 40% cash/60% equity or 50% cash/50% equity.
         - If the mix is heavier on the equity component, the vesting schedule or deferral period should be more stringent, with the lesser of five years or the term of directorship.

o    Retirement/Benefit and Perquisites programs
         - No retirement/benefits and perquisites provided to non-employee directors.

o    Quality of disclosure
         - Provide detailed disclosure on cash and equity compensation delivered to each non-employee director for the most recent fiscal year in a table. The column headers for the table may include the following: name of each non-employee director, annual retainer, board meeting fees, committee retainer, committee-meeting fees and equity grants.

To vote FOR director equity plans based on the above qualitative features, a company needs to demonstrate that it meets all of the above qualitative features in its proxy statement.

A.       OBRA-RELATED COMPENSATION PROPOSALS

o  AMENDMENTS THAT PLACE A CAP ON ANNUAL GRANT OR AMEND ADMINISTRATIVE FEATURES

Vote FOR plans that simply amend shareholder-approved plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of OBRA.

o  AMENDMENTS TO ADDED PERFORMANCE-BASED GOALS

Vote FOR amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of OBRA.

o  AMENDMENTS TO INCREASE SHARES AND RETAIN TAX DEDUCTIONS UNDER OBRA

Votes on amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of Section 162(m) should be evaluated on a CASE-BY-CASE basis.

o  APPROVAL OF CASH OR CASH-AND-STOCK BONUS PLANS

Vote FOR cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of OBRA.

B.       PROPOSALS TO LIMIT EXECUTIVE AND DIRECTOR PAY

Vote on a CASE-BY-CASE basis all proposals that seek additional disclosure of executive and director pay information.

Vote on a CASE-BY-CASE basis all other proposals that seek to limit executive and director pay.

Vote FOR proposals to expense options, unless the company has already publicly committed to expensing options by a specific date.

C.       GOLDEN AND TIN PARACHUTES

Vote FOR proposals to have golden and tin parachutes submitted for shareholder ratification.

Vote on a CASE-BY-CASE basis all proposals to ratify or cancel golden or tin parachutes.

D.       EMPLOYEE STOCK OWNERSHIP PLANS (ESOPS)

Vote FOR proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is "excessive" (i.e., generally greater than 5% of outstanding shares).

E.       401(K) EMPLOYEE BENEFIT PLANS

Vote FOR proposals to implement a 401(k) savings plan for employees.

F.       SUPPLEMENTAL EXECUTIVE RETIREMENT PLANS (SERPS)

Vote FOR shareholder proposals requesting to put extraordinary benefits contained in SERP agreements to a shareholder vote unless the company's executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.

G.       PENSION PLAN ACCOUNTING/EXECUTIVE COMPENSATION

Vote FOR shareholder proposals to exclude pension fund income in the calculation of earnings used in determining executive bonuses/compensation.

H.       EQUITY-BASED COMPENSATION PLANS-BURN RATE*

Vote AGAINST equity plans that have high average three-year burn rate defined as:

     o The company's most recent three-year burn rate exceeds one standard deviation of its GICS** segmented by Russell 3000 index and non-Russell 3000 index and
     o The company's most recent three-year burn rate exceeds two percent of common shares outstanding.


                           IX. STATE OF INCORPORATION

A.       VOTING ON STATE TAKEOVER STATUTES

Vote on a CASE-BY-CASE basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions).

B. VOTING ON REINCORPORATION PROPOSALS

Vote on a CASE-BY-CASE basis proposals to change a company's state of incorporation.


* Burn rate is calculated as the total number of equity awards (in the form of stock awards and stock options) granted in any given year divided by the number of common shares outstanding. The gross number of equity awards is considered in the burn rate calculation and is not discounted by cancelled or forfeited shares.
** Global Industry Classification Standard (GICS) by Standard & Poor and Morgan Stanley Capital International.

                     X. MERGERS AND CORPORATE RESTRUCTURINGS

A.       MERGERS AND ACQUISITIONS

Vote on a CASE-BY-CASE basis proposals related to mergers and acquisitions, determining whether the transaction enhances shareholder value by giving consideration to:

o    Prospects of the combined companies
o    Anticipated financial and operating benefits
o    Offer price (premium or discount)
o    Fairness opinion
o    How the deal was negotiated
o    Changes in corporate governance and their impact on shareholder rights
o    Change in the capital structure
o    Conflicts of interest

B.       CORPORATE RESTRUCTURING

Vote on a CASE-BY-CASE basis proposals related to a corporate restructuring, including minority squeezeouts, leveraged buyouts, spin-offs, liquidations and asset sales.

C.       SPIN-OFFS

Vote on a CASE-BY-CASE basis proposals related to spin-offs depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

D.       ASSET SALES

Vote on a CASE-BY-CASE basis proposals related to asset sales after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

E.       LIQUIDATIONS

Vote on a CASE-BY-CASE basis proposals related to liquidations after reviewing management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

F.       APPRAISAL RIGHTS

Vote FOR proposals to restore, or provide shareholders with, rights of appraisal.

G.       CHANGING CORPORATE NAME

Vote FOR changing the corporate name.


                             XI. MUTUAL FUND PROXIES

A.       ELECTION OF TRUSTEES

Vote on trustee nominees on a CASE-BY-CASE basis.

B.       INVESTMENT ADVISORY AGREEMENT

Vote on investment advisory agreements on a CASE-BY-CASE basis.

C.       FUNDAMENTAL INVESTMENT RESTRICTIONS

Vote on amendments to a fund's fundamental investment restrictions on a CASE-BY-CASE basis.

D.        DISTRIBUTION AGREEMENTS

Vote on distribution agreements on a CASE-BY-CASE basis.


                      XII. SOCIAL AND ENVIRONMENTAL ISSUES

In general we ABSTAIN from voting on shareholder social and environmental proposals, on the basis that their impact on share value can rarely be anticipated with any high degree of confidence.

In most cases, however, we vote FOR proposals that seek additional disclosure or reports, particularly when it appears companies have not adequately addressed shareholders' social and environmental concerns.

In determining our vote on social and environmental proposals, we also analyze the following factors:

o whether adoption of the proposal would have either a positive or negative impact on the company's short-term or long-term share value;
o    the percentage of sales, assets and earnings affected;
o the degree to which the company's stated position on the issues could affect its reputation or sales, or leave it vulnerable to boycott or selective purchasing;
o whether the issues presented should be dealt with through government or company-specific action;
o whether the company has already responded in some appropriate manner to the request embodied in a proposal;
o whether the company's analysis and voting recommendation to shareholders is persuasive;
o    what other companies have done in response to the issue;
o    whether the proposal itself is well framed and reasonable;
o whether implementation of the proposal would achieve the objectives sought in the proposal; and
o whether the subject of the proposal is best left to the discretion of the board.

The following list includes some of the social and environmental issues to which this analysis is applied:

o    energy and environment
o    South Africa
o    Northern Ireland
o    military business
o    maquiladora standards and international operations policies
o    world debt crisis
o    equal employment opportunity and discrimination
o    animal rights
o    product integrity and marketing
o    human resources issues

Vote CASE-BY-CASE on proposals requesting reports assessing economic risks of environmental pollution or climate change, taking into account whether the company has clearly disclosed the following in its public documents:

     o Approximate costs of complying with current or proposed environmental laws
     o Steps company is taking to reduce greenhouse gasses or other environmental pollutants
     o    Measurements of the company's emissions levels
     o Reduction targets or goals for environmental pollutants including greenhouse gasses

Vote AGAINST proposals that require a set reduction in greenhouse gas emissions by restrictive time frames unless the company significantly lags behind industry standards or has been the subject of recent, substantial controversy on this issue.

Vote AGAINST proposals asking for investment in or increased investment in renewable energy sources.

Vote CASE-BY-CASE on proposals asking for the preparation of a report on the financial, legal and environmental impact of continued use of genetically engineered (GE) ingredients/seeds, taking into account:

     o The relevance of the proposal in terms of the company's business and the proportion of it affected by the resolution
     o The quality of the company's disclosure on risks related to GE product use and how this disclosure compares with peer company disclosure

     o The percentage of revenue derived from international operations, particularly in Europe, where GE products are more regulated and consumer backlash is more pronounced.

Vote CASE-BY-CASE on proposals asking for a report on the feasibility of labeling products containing GE ingredients taking into account:

     o The relevance of the proposal in terms of the company's business and the proportion of it affected by the resolution
     o The quality of the company's disclosure on GE product labeling and related voluntary initiatives and how this disclosure compares with peer company disclosure
     o Company's current disclosure on the feasibility of GE product labeling, including information on the related costs
     o Any voluntary labeling initiatives undertaken or considered by the company

Vote AGAINST resolutions asking for the adopting of voluntary labeling of ingredients or asking for companies to label until a phase out of such ingredients has been completed.

Vote AGAINST the adoption of specific charter language regarding board diversity unless the company fails to publicly disclose existing equal opportunity or non-discrimination policies.

Vote AGAINST requests for reports outlining potential environmental damage from drilling in the Arctic national wildlife refuge (ANSR) unless:

o New legislation is adopted allowing development and drilling in the ANWR region;

o    The company intends to pursue operations in the ANWR; and

o The company does not currently disclose an environmental risk report for their operations in the ANWR.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable. Effective for closed-end management investment companies for fiscal years ending on or after December 31, 2005

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Directors since the Registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A in its proxy statement filed with the Commission on March 21, 2005.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The Registrant's principal executive officer and principal financial officer have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended, (the "1940 Act")) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures, required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrants internal control over financial reporting.

ITEMS 12.  EXHIBITS.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are attached hereto as EX-99Cert..

(a)(3) Not applicable.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as EX-99.906Cert..

--------------------------------------------------------------------------------


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                            Chartwell Dividend and Income Fund, Inc.


By (Signature and Title)*               /s/ Winthrop S. Jessup
                                        -----------------------------
                                        Winthrop S. Jessup, President
                                        (Principal Executive Officer)

Date: January 26, 2006




Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.


By (Signature and Title)*               /s/ Winthrop S. Jessup
                                        -----------------------------
                                        Winthrop S. Jessup, President
                                        (Principal Executive Officer)

Date: January 26, 2006


By (Signature and Title)*               /s/ G. Gregory Hagar
                                        -----------------------------
                                        G. Gregory Hagar, Vice President and CFO
                                        (Principal Financial Officer)

Date: January 26, 2006

* Print the name and title of each signing officer under his or her signature.